                          SECURITIES AND EXCHANGE COMMISSION
                                  WASHINGTON, D.C. 20549
                            POST-EFFECTIVE AMENDMENT NO. 16 TO

                                         FORM S-6

                                    File No. 33-15290

                        FOR REGISTRATION UNDER THE SECURITIES ACT
                         OF 1933 OF SECURITIES OF UNIT INVESTMENT
                             TRUSTS REGISTERED ON FORM N-8B-2

A.     Exact name of trust:   IDS Life of New York Account 8

B.     Name of depositor:     IDS LIFE INSURANCE COMPANY OF NEW YORK

C.     Complete address of depositor's principal executive offices:

                               20 Madison Avenue Extension
                                         Box 5144
                                  Albany, New York 12205

D.     Name and complete address of agent for service:

                                 Mary Ellyn Minenko, Esq.
                          IDS Life Insurance Company of New York
                                       IDS Tower 10
                            Minneapolis, Minnesota 55440-0010

E.     Title and amount of securities being registered:

                     Flexible Premium Variable Life Insurance Policy

F. Proposed maximum aggregate offering price to the public of the securities being registered:

       Registration of Indefinite Amount of Securities Pursuant to Rule 24f-2 under the Investment Company Act of 1940.

G.     Amount of filing fee:

       Registrant's Rule 24f-2 Notice for its most recent fiscal year was filed on or about February 24, 1998.


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H.     Approximate date of proposed public offering:

       It is proposed that this filing will become effective (check appropriate space)

        immediately upon filing pursuant to paragraph (b) on (date) pursuant to paragraph (b)
        60 days after filing pursuant to paragraph (a)(1)
    X on May 1, 1998 pursuant to paragraph (a)(1) of Rule 485 this post-effective amendment designates a new effective date for a previously filed post-effective amendment.


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                  CROSS REFERENCE TO ITEMS REQUIRED
                           BY FORM N-8B-2

N-8B-2 Item                       Caption in Prospectus

1                                 Cover Page; The variable account
2                                 IDS Life of New York
3                                 Not applicable
4                                 Distribution of the policy
5                                 The variable account
6                                 The variable account
7                                 Not applicable
8                                 Not applicable
9                                 Not applicable
10                                Surrender charge; Total surrenders; Partial
                                  surrenders; Taxation of policy proceeds;
                                  Reinstatement; Transfers between the fixed
                                  account and the subaccounts; Grace period;
                                  Voting rights; Substitution of investments;
                                  Payment of premiums; The fixed account;
                                  Allocation of premiums; Transfers between
                                  the fixed account and the subaccounts;
                                  Right to examine policy
11                                The fund; The trust
12                                The fund; The trust; Cover page
13                                Loads, fees, and charges
14                                Purchasing your policy; Application
15                                Premiums; Payment of premiums; Transfers
                                  between the fixed account and the
                                  subaccounts; The fund, The trust
16                                Premiums; Payment of premiums, Transfers
                                  between the fixed account and the
                                  subaccounts; The fund; The trust
17                                Two ways to request a transfer, loan or
                                  surrender; Policy surrenders
18                                The fund; The trust
19                                Reports
20                                Not applicable
21                                Policy loans; Two ways to request a
                                  transfer, loan or surrender
22                                Not applicable
23                                Management of IDS Life of New York
24                                Policy value; Death benefits; Payment of
                                  policy proceeds
25                                IDS Life of New York
26                                Not applicable

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27                                IDS Life of New York
28                                Management of IDS Life of New York
29                                Ownership
30                                Not applicable
31                                Not applicable
32                                Not applicable
33                                Not applicable
34                                Not applicable
35                                Not applicable
36                                Not applicable
37                                Not applicable
38                                Distribution of the policy
39                                IDS Life of New York; Distribution of the
                                  policy
40                                Not applicable
41                                Distribution of the policy; IDS Life of New
                                  York
42                                Management of IDS Life of New York
43                                Not applicable
44                                Premiums; Transfers between the fixed
                                  account and subaccounts; Subaccount values
45                                Not applicable
46                                Subaccount values
47                                Not applicable
48                                IDS Life of New York
49                                Not applicable
50                                Not applicable
51                                The variable account
52                                Substitution of investments
53                                IDS Life of New York's tax status
54                                Not applicable
55                                Not applicable
56                                Not applicable
57                                Not applicable
58                                Not applicable
59                                Not applicable

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Flexible Premium Variable Life Insurance Policy


Prospectus May 1, 1998


The Flexible Premium Variable Life Insurance Policy described in this prospectus is designed to provide life insurance coverage on the insured named in the policy and flexibility of premium payments and death benefits. This flexibility allows you to meet changing insurance needs with a single insurance policy. The policy is intended to qualify as a life insurance policy under Sections 72, 101 and 7702 of the Internal Revenue Code.

You may allocate policy value to one or more of nine subaccounts of IDS Life of New York Account 8 (Variable Account). Six subaccounts invest in the portfolios of IDS Life Series Fund: Equity, Income, Money Market, Managed, Government Securities and International Equity. One subaccount invests in the AIM V.I. Growth and Income Fund. One subaccount invests in Putnam VT New Opportunities Fund. One subaccount invests in the Smith Barney Inc. Stripped ("Zero Coupon") U.S. Treasury Securities Fund, Series A. There is no guaranteed minimum policy value with respect to the subaccounts and you bear the entire investment risk. You may also allocate policy value to the fixed account, which earns at least a guaranteed minimum interest rate. The fixed account is the general investment account of IDS Life of New York.

You may withdraw a portion of the policy's cash surrender value after the first policy year or surrender it in full at any time for its cash surrender value. Surrender charges are described under "Loads, fees and charges." You may also take out policy loans.

The frequency of and amount of premium payments are flexible, subject to certain restrictions and conditions. Payment of the scheduled premium will not necessarily keep a policy from lapsing if the cash surrender value is less than the amount needed to pay the monthly deduction. (See "Loads, fees and charges.") However, a policy will not lapse if the premiums needed to keep the death benefit guarantee in effect are paid. The death benefit guarantee may remain in effect until the insured reaches attained insurance age 65 or the policy has been in effect for five years, whichever is later.

This prospectus contains detailed information about these and other policy features, including certain restrictions and limitations that apply. This prospectus also discusses how the investment return earned by the policy can affect the policy's death benefit and cash surrender value.

As in the case of other life insurance policies, it may not be advantageous to purchase flexible premium variable life insurance as a replacement for, or in addition to an existing flexible premium variable or other life insurance policy.


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IDS Life of New York Account 8
Flexible Premium Variable Life Insurance Policy

Issued  and sold by:  IDS Life  Insurance  Company  of New York (IDS Life of New
York), 20 Madison Avenue Extension, Albany, New York 12203. Telephone: (518) 869-8613

This prospectus is valid only when accompanied or preceded by the prospectuses of the IDS Life Series Fund, Inc., AIM Variable Insurance Funds, Inc., Putnam Variable Trust, and of the Smith Barney Inc. Stripped ("Zero Coupon") U.S. Treasury Securities Fund, Series A. All prospectuses should be retained for future reference. This policy is only offered in New York.

These securities have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission, nor has the Securities and Exchange Commission or any state securities commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.


IDS Life of New York is not a bank or financial institution and the securities it offers are not deposits or obligations of, backed or guaranteed or endorsed by any bank or financial institution nor are they insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency. Investments in this policy involve investment risk including the possible loss of principal.



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Table of contents

Key terms
The policy in brief
The variable account
The funds
        IDS Life Series Fund-Equity Portfolio
        IDS Life Series Fund-Income Portfolio
        IDS Life Series Fund-Money Market Portfolio
        IDS Life Series Fund-Managed Portfolio
        IDS Life Series Fund-Government Securities Portfolio
        IDS Life Series Fund-International Equity Portfolio
        AIM V.I. Growth and Income Fund
        Putnam VT New Opportunities Fund
        Fund objectives
        Relationship between funds and subaccounts
Rates of return of the funds and subaccounts
The trust
        Objectives and major investments
        Estimated rates of return
        Trust maturity
        Roles of Smith Barney Inc. and IDS Life of New York
The fixed account
Purchasing your policy
        Application
        Right to examine policy
        Premiums
Loads, fees and charges
        Premium expense charge
        Monthly deduction
        Surrender charge
        Partial surrender fee
        Mortality and expense risk charge Transaction charge Fund expenses Death benefit guarantee Grace period Reinstatement
Policy value
        Fixed account value
        Subaccount values


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Death benefits
        Change in death benefit option
        Changes in specified amount
        Misstatement of age or sex
        Suicide
        Beneficiary
Transfers between the fixed account and subaccounts Fixed account transfer policies Minimum transfer amounts Maximum transfer amounts Maximum number of transfers per year Two ways to request a transfer, loan or surrender Automated transfers Automated dollar-cost averaging
Policy loans
Policy surrenders
        Total surrenders
        Partial surrenders
        Allocations of partial surrenders
        Effects of partial surrenders
        Taxes
Optional insurance benefits
        Waiver of monthly deduction
        Accidental death benefit
        Other insured rider
        Children's insurance rider
Payment of policy proceeds
Federal taxes
        IDS Life of New York's tax status Taxation of policy proceeds Modified endowment contracts Other tax considerations
Ownership
State Regulation
Distribution of the policy
Legal proceedings
Experts
IDS Life of New York
        Ownership
        State regulator
        Distribution of the policy
        Legal proceedings
        Experts
Management of IDS Life of New York
A I M Advisors, Inc., Putnam Investment Management, Inc. and Smith Barney Inc.


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Other information
        Substitution of investments
        Voting rights
        Reports
Policy illustrations

Key terms

These terms can help you understand details about your policy

Accumulation unit - An accounting unit used to calculate the policy value of the subaccounts prior to the insured's death. It is a measure of the net investment results of each of the subaccounts.

Attained insurance age - The insured's insurance age plus the number of policy anniversaries since the policy date. Attained insurance age changes only on a policy anniversary.

Cash surrender value - Proceeds received if the policy is surrendered in full or matures, equal to the policy value minus any indebtedness and any applicable surrender charges.

Code - The Internal Revenue Code of 1986, as amended.

Close of business - Closing time of the New York Stock Exchange, normally 4 p.m., Eastern time.

Death benefit guarantee - A feature of the policy guaranteeing that the policy will not lapse before the insured's attained insurance age 65 (or five policy years, if later). The guarantee is in effect if, on each monthly anniversary, total premiums paid, minus any partial surrenders and any indebtedness, equal or exceed the total required minimum monthly premium payments specified in the policy.

Fixed account - The general investment account of IDS Life of New York. The fixed account is made up of all of IDS Life of New York's assets other than those held in any separate account.

Fixed account value - The portion of the policy value that is allocated to the fixed account, including indebtedness.

Funds - Mutual funds or portfolios, each with a different investment objective. You may allocate your premiums into variable subaccounts investing in shares of any or all of these funds. The following funds are available:

o Under the IDS Life Series Fund, Inc. - Equity Portfolio, Income Portfolio, Money Market Portfolio, Managed Portfolio, Government Securities Portfolio and International Equity Portfolio;

o         Under the AIM Variable  Insurance  Funds,  Inc. - AIM V.I.  Growth and
          Income Fund;

o       Under the Putnam Variable Trust - Putnam VT New Opportunities Fund.


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IDS Life of New York - In this prospectus, "we," "us," "our" and "IDS Life of
New York" refer to IDS Life Insurance Company of New York.

Indebtedness - All existing loans on the policy plus interest that has either been accrued or added to the policy loan.

Insurance age - The age of the insured, based upon his or her nearest birthday on the date of the application.

Insured - The person whose life is insured by the policy.

Maturity date - The insured's attained insurance age 100, if living.

Minimum monthly premium - A monthly premium amount specified in the policy that determines the total payment required to keep the death benefit guarantee in effect. The initial minimum monthly premium, determined by IDS Life of New York when the policy is issued, depends on the insured's sex, insurance age, rate classification, optional insurance benefits added by rider, and the initial specified amount. An increase or decrease in specified amount, or the addition, change or termination of a policy rider will change the minimum monthly premium.

Monthly date - The same day each month as the policy date. If there is no monthly date in a calendar month, the monthly date is the first day of the next calendar month.

Net amount at risk - A portion of the death benefit, equal to the total current death benefit minus the policy value. This is the amount to which cost of insurance rates are applied in determining the monthly cost of insurance.

Net premium - The portion of a premium that is credited to the policy, equal to the premium you pay minus a charge of 2.5% to cover sales loads and a charge of 1% to cover state premium taxes.

Owner - The entity to which, or individual to whom, the policy is issued or to whom ownership is subsequently transferred. In the prospectus "you" and "your" refer to the owner.

Policy anniversary - The same day and month as the policy date each year the policy remains in force.

Policy date - The date the policy is issued and from which policy anniversaries, policy years and policy months are determined.

Policy value - The sum of the fixed account value plus the variable account value.


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Proceeds - The amount payable under the policy as follows:

o Upon death of the insured, proceeds will be the death benefit under the death benefit option in effect as of the date of the insured's death, minus any indebtedness.

o       On the maturity date, proceeds will be the cash surrender value.

o On surrender of the policy prior to the maturity date, the proceeds will be the cash surrender value.

Rate classification - A group of insureds that IDS Life of New York expects will have similar mortality experience.

Scheduled premium - A premium, selected by the owner at the time of application, of a level amount, at a fixed interval of time.

Specified amount - An amount used to determine the death benefit and the proceeds payable upon death. Under Option 1, it is the death benefit originally applied for. Under Option 2, it is the initial net amount at risk. The initial specified amount is shown in your policy.

Subaccount(s) - One or more of the investment divisions of the variable account, each of which invests in a particular fund or trust.

Surrender charge - A contingent deferred issue and administrative expense charge and a contingent deferred sales charge assessed against the policy value at the time of surrender during the first 10 years of the policy and for 10 years after an increase in coverage.

Trust - A unit investment trust, which is part of Smith Barney Inc. Stripped ("Zero Coupon") U.S. Treasury Securities Fund, Series A. One subaccount of the variable account invests in the trust, which contains certain debt obligations of the United States.

Valuation date - A normal business day, Monday through Friday, on which the New York Stock Exchange is open. The value of each subaccount is set at the close of business on each valuation date.

Valuation period - The interval commencing at the close of business on each valuation date and ending at the close of business on the next valuation date.

Variable account - IDS Life of New York Account 8 is a separate account of IDS Life of New York. Each subaccount invests in a particular fund or unit investment trust. The policy value in each subaccount depends on the performance of the particular fund or trust.

Variable account value - The sum of the values that are allocated to the subaccounts of the variable account.

The policy in brief

The Flexible Premium Variable Life Insurance Policy (the policy) is designed to provide insurance protection on the life of the insured and to build cash value. Like other life insurance, the policy provides a death benefit that is payable to the beneficiary upon the insured's death. Unlike traditional, fixed-premium life insurance, the policy allows you, as the policy owner, to allocate your premiums (payments), or transfer policy value, to:

        The variable account, consisting of subaccounts, each of which invests in a fund or unit investment trust with a particular investment objective. You may direct premiums to any or all of nine of these subaccounts. Your policy's value may increase or decrease daily, depending on the investment return. No minimum amount is guaranteed, as it would be in a traditional life insurance policy. (p.)

        The fixed account, which earns interest at rates that are adjusted periodically by IDS Life of New York. This rate will never be lower than 4.5%. (p.)

The funds: Six subaccounts of the variable account invest in IDS Life Series Fund, Inc. which includes Equity, Income, Money Market, Managed, Government Securities and International Equity Portfolios. One subaccount invests in AIM Variable Insurance Funds, Inc.-AIM V.I. Growth and Income Fund. One subaccount invests in Putnam

Variable Trust-Putnam VT New Opportunities Fund. (p.)

The trust: One subaccount of the variable account invests in units of the Smith Barney Inc. Stripped ("Zero Coupon") U.S. Treasury Securities Fund, Series A, consisting of a unit investment trust. (p.)

Purchasing your policy: To apply, send a completed application and premium payment to IDS Life of New York's home office. For your application to be accepted, you will need to meet certain conditions stated in the application form and to supply medical and other evidence that the person you propose to insure (yourself or someone else) is insurable according to our underwriting rules. (p.)

Right to examine policy: You may return your policy for any reason and receive a full refund of your premiums by mailing us the policy and a written request for cancellation within a specified period. (p.)

Premiums: In applying for your policy, you state how much you intend to pay and whether you will pay quarterly, semiannually or annually. You may also make additional, unscheduled premium payments in any amount from $25 to $500,000. We may refuse premiums in order to comply with the Code. (p.)

Loads, fees and charges: Your policy is subject to the following charges, which compensate IDS Life of New York for administering and distributing the policy as well as paying policy benefits and assuming related risks:

o Premium expense charge -- 2.5% sales charge and 1% premium tax charge for a total of 3.5% of each premium payment. This charge pays some distribution expenses and state and local premium taxes.

o Monthly deduction -- charged against the value of your policy each month, covering the cost of insurance, cost of issuing the policy, certain administrative expenses, a death benefit guarantee charge and optional insurance benefits.

o Surrender charge -- applies if you surrender your policy for its full cash surrender value, or the policy lapses, during the first 10 years and for 10 years after requesting an increase in the specified amount (the minimum death benefit specified in your application). The surrender charge consists of a deferred charge for costs of issuing the policy and a deferred sales charge. It is based on the initial specified amount and on any increase in the specified amount.

o Partial surrender fee -- applies if you surrender part of the value of your policy; equals $25 or 2% of the amount surrendered, if less.`

o Mortality and expense risk charge -- applies only to the subaccounts; equals, on an annual basis, 0.9% of the average daily net asset value of the subaccounts.

o Transaction charge -- applies only to subaccounts that invest in the trusts; equals, on an annual basis, 0.25% of their average daily net asset value.

o Fund expenses -- applies only to the funds. The investment management fee equals, on an annual basis, 0.5% of the average daily net assets of the IDS Life Series Fund-Money Market Portfolio; 0.95% of the average daily net assets of IDS Life Series Fund-International Equity Portfolio; 0.63% of the average daily net assets of Putnam VT New Opportunities Fund; 0.65% of the average daily net assets of the AIM V.I. Growth and Income Fund and 0.7% of the average daily net assets of the IDS Life Series Fund-Equity, Income, Managed and Government Securities Portfolios. The fund also pay taxes, brokerage commissions and nonadvisory expenses. IDS Life has agreed to a voluntary limit of 0.1%, on an annual basis, of the average daily net assets of each IDS Life Series Fund portfolio for these nonadvisory expenses. (p.)

Death benefit guarantee: Your policy will not lapse regardless of investment performance if the death benefit guarantee is in effect. To keep the death benefit guarantee in effect, you must pay the minimum monthly premiums specified in the policy. The death benefit guarantee applies only until the insured reaches attained insurance age 65 or the policy has been in effect for five years, whichever is later. (p.)

Grace period: If the cash surrender value of your policy becomes less than the amount needed to pay the monthly deduction and the death benefit guarantee is not in effect, you will have 61 days to pay a premium that raises the cash surrender value to an amount sufficient to pay the monthly deduction. If you don't, the policy will lapse. (p.)

Reinstatement: If your policy lapses, it can be reinstated within five years, if you make certain payments and present evidence satisfactory to IDS Life of New York that the insured remains insurable. The death benefit guarantee cannot be reinstated. (p.)

Death benefits: Your policy's death benefit can never be less than the specified amount in your policy application, unless you change that amount or your policy has outstanding indebtedness. The relationship between the policy value and the death benefit depends on which of two options you choose:

o Option 1 level amount: The death benefit is the greater of the specified amount or a percentage of policy value.

o Option 2 variable amount: The death benefit is the greater of the specified amount plus the policy value, or a percentage of policy value.

You may change the death benefit option or specified amount within certain limits; doing so will generally affect policy charges. (p.)

Transfers between the fixed account and subaccounts: You may, at no charge, transfer policy value from one subaccount to another or between subaccounts and the fixed account. (Certain restrictions apply to transfers involving the fixed account.) You can request up to five transfers per year by phone or mail. You can also arrange for automated transfers on a monthly, quarterly, semiannual or annual basis. (p.)

Policy loans: You may borrow against your policy's cash surrender value. A policy loan, even if repaid, can have a permanent effect on the death benefit and policy value. A loan may also have tax consequences if your policy lapses or you surrender it. (p.)

Policy surrenders: You may cancel the policy while the insured is living and receive its cash surrender value. The cash surrender value is the policy value minus indebtedness, minus any applicable surrender charges. (p.)

Exchange right: For two years after the policy is issued, you can exchange it for one that provides benefits that do not vary with the investment return of the subaccounts. Because the policy itself offers a fixed return option, all you need do is transfer all of the policy value in the subaccounts to the fixed account. (p.)

Payment of policy proceeds: Proceeds will be paid when you surrender the policy, the insured dies or the policy matures, which occurs when the insured reaches attained insurance age 100. You or the beneficiary may choose whether payment is to be made in a lump sum or under one or more of certain options. (p.)

Federal taxes: The death benefit is not considered part of the beneficiary's income and thus is not subject to federal income taxes. Part or all of any proceeds received through full or partial surrender, maturity, lapse, policy loan or assignment of policy value may be subject to federal income tax as ordinary income. Proceeds other than death benefits from certain policies, classified as "modified endowments," are taxed differently from proceeds of conventional life insurance contracts and may also be subject to an additional 10% IRS penalty tax if you are younger than 59 1/2. A policy is considered to be a modified endowment if it was applied for or materially changed after June 21, 1988, and premiums paid in the early years exceed certain modified endowment limits. (p.)

The variable account

You can direct your premiums to any or all of nine subaccounts of the variable account. These subaccounts invest in the following funds:

Subaccount                  invests exclusively in shares of
Equity                      IDS Life Series Fund Equity Portfolio
Income                      IDS Life Series Fund Income Portfolio
Money Market                IDS Life Series Fund Money Market Portfolio
Managed                     IDS Life Series Fund Managed Portfolio
Government Securities       IDS Life Series Fund Government Securities Portfolio
International Equity        IDS Life Series Fund International Equity Portfolio
YGI                         AIM V.I. Growth and Income Fund
YNO                         Putnam VT New Opportunities Fund

One subaccount invests in units of the Smith Barney Inc. Stripped ("Zero Coupon") U.S. Securities Fund, Series A, a unit investment trust:

Subaccount     invests in a trust with maturity date of
2004           Nov. 15, 2004

The variable account was established on Sept. 12, 1985, under New York law and is registered as a single unit investment trust under the Investment Company Act of 1940. Such registration does not involve any SEC supervision of the account's management or investment practices or policies. International Equity subaccount was added to the variable account on Oct. 28, 1994. YGI and YNO subaccounts were added to the variable account on Nov. 22, 1996.

The variable account meets the definition of a "separate account" under federal securities laws. Income, capital gains or capital losses of each subaccount are credited to or charged against the assets of that subaccount alone. No subaccount will be charged with liabilities of any other subaccount or of any other business conducted by IDS Life of New York.

At all times, IDS Life of New York will maintain assets in the subaccounts with total market value at least equal to the reserves and other liabilities required to cover insurance benefits under all contracts participating in the subaccount.

The funds

IDS Life Series Fund, Inc., a Minnesota corporation, is a diversified, open-end management investment company incorporated on May 8, 1985. IDS Life Series Fund consists of six portfolios:

IDS Life Series Fund-Equity Portfolio

Objective: capital appreciation. Invests primarily in common stocks and other securities convertible into common stock.

IDS Life Series Fund-Income Portfolio

Objective: to maximize current income while attempting to conserve the value of the investment and to continue the high level of income for the longest period of time. At least 50% of net assets will normally be invested in high-quality, lower-risk corporate bonds, unrated corporate bonds believed to have the same investment qualities and government bonds. Other investments may include lower-rated corporate bonds, bonds and common stocks sold together as a unit, preferred stock and foreign securities.

IDS Life Series Fund-Money Market Portfolio

Objective: to provide maximum current income consistent with liquidity and conservation of capital. Invests in relatively short-term money market securities, such as marketable debt securities issued or guaranteed as to principal and interest by the U.S. government or its agencies or instrumentalities, bank certificates of deposit, bankers' acceptances, letters of credit and high-grade commercial paper.

IDS Life Series Fund-Managed Portfolio

Objective: to maximize total investment return through a combination of capital appreciation and current income. If the investment manager believes the stock market will be moving higher, it can emphasize stocks that offer potential for appreciation. At other times, the manager may increase the portfolio's holdings in bonds and money-market securities providing high current income.

IDS Life Series Fund-Government Securities Portfolio

Objective: to provide a high current return and safety of principal. Invests primarily in debt obligations issued or guaranteed as to principal and interest by the U.S. government, its agencies and instrumentalities.

IDS Life Series Fund-International Equity Portfolio

Objective: capital appreciation. Invests primarily in common stocks of foreign issuers and foreign securities convertible into common stock. Other investments may include certain international bonds if the portfolio manager believes they have greater potential for capital appreciation than equities.

AIM Variable Insurance Funds, Inc., a Maryland corporation, is an open-end, series, management investment company incorporated on January 22, 1993. The variable account invests in the following fund:

AIM V.I. Growth and Income Fund

Objective: to seek growth of capital, with current income as a secondary objective. The Fund seeks to achieve its objective by generally investing at least 65% of its net assets in stocks of companies believed by management to have the potential for above average growth in revenues and earnings.

Putnam Variable Trust is a Massachusetts business trust organized on September 24, 1987. The variable account invests in the following fund:

Putnam VT New Opportunities Fund

Objective: seeks long term capital appreciation by investing principally in common stocks of companies in sectors of the economy which Putnam Investment Management, Inc. ("Putnam Management") management believes possesses above-average long-term growth potential.

Fund objectives

Fund objectives for all funds except Putnam VT New Opportunities Fund can be changed only if holders of a majority of outstanding shares agree. The objective of Putnam VT New Opportunities Fund may be changed by the Trustees without a vote of the shareholders, but as a matter of policy, the Trustees would not materially change the fund's objectives without shareholder approval. Because fund investments are subject to the risk of changing economic conditions and the ability of the investment manager to anticipate such changes, there can be no guarantee that the investment objectives of a fund will be achieved.

Relationship between funds and subaccounts

Shares of each fund are sold to the appropriate subaccount at net asset value without a sales charge. Dividends and capital gain distributions from a fund are reinvested at net asset value without a sales charge and retained as an asset of the appropriate subaccount. Fund shares will be redeemed by the appropriate subaccount, without fee to the subaccount, to the extent necessary to make death benefit or other payments under the policy.


Currently, shares of the IDS Life Series Fund portfolios are available to serve as the underlying investment for variable life insurance. Shares of AIM V.I. Growth and Income Fund and Putnam VT New Opportunities Fund are available to serve as the underlying investment for variable life insurance contracts, variable annuities and qualified plans. In the future, shares of the IDS Life Series Fund portfolios may be available to serve as the underlying investment for variable life insurance contracts, variable annuities and qualified plans. It is conceivable that in the future it may be disadvantageous for variable life insurance separate accounts, variable annuity separate accounts and/or qualified plans to invest in the available funds simultaneously. Although IDS Life and the funds do not currently foresee any such disadvantages, the boards of directors or trustees of the appropriate funds will monitor events in order to identify any material conflicts between such policy owners, contract owners and qualified plans to determine what action, if any, should be taken in response to a conflict. If a board were to conclude that separate funds should be established for variable life insurance, variable annuity and qualified plan separate accounts, the variable life insurance policyholders would not bear any expenses associated with establishing separate accounts. Please refer to the fund prospectuses for risk disclosure regarding mixed and shared funding.


IDS Life acts as the investment manager and American Express Financial Corporation acts as investment advisor of the IDS Life Series Fund, Inc. American Express Trust Company acts as custodian of the IDS Life Series Fund Inc.'s investments.

AIM Advisors, Inc. acts as the investment advisor for AIM V.I. Growth and Income Fund. Putnam Management acts as the investment manager for Putnam VT New Opportunities Fund.

The investment managers or advisors receive fees for their services as described under "Loads, fees and charges."

Detailed information about the funds, their investment objectives, policies and risks, may be found in the fund prospectuses.

Diversification: The Internal Revenue Service (IRS) has issued final regulations relating to the diversification requirements under Section 817(h) of the Code. Each fund intends to comply with these requirements.

Ownership rules: The U.S. Treasury and the IRS have indicated they may provide additional guidance concerning how many subaccounts may be offered and how many exchanges among subaccounts may be allowed before the owner is considered to have investment control and thus is currently taxed on income earned within subaccount assets. We do not know at this time what the additional guidance will be or when action will be taken. We reserve the right to modify the policy, as necessary, to ensure that the owner will not be subject to current taxation as the owner of the subaccount assets.

Rates of return of the funds and subaccounts


This section presents rates of return first for the funds, and then for the corresponding subaccounts. Rates of return are different in the two cases because those of the subaccounts reflect additional charges. After this date, the section shows actual rates of return. All expenses mentioned in the section are explained fully under "Loads, fees and charges".


Rates of return of the funds:

In the following table are average annual rates of return based on the actual investment performance of the funds after deduction of applicable fund expenses (including the investment management fees) for the periods indicated. These rates do not reflect charges that apply to the subaccounts or the policy and therefore do not illustrate how actual investment performance will affect policy benefits. Moreover, these rates of return are not an estimate or guarantee of future performance.


Period Ending 12/31/97


                                                                                                 10 years or
Fund                                           1 year         3 years            5 years         Since inception*

--------------------------------------------------------- ------------------- ------------------ -------------------

IDS Life Series Fund - Equity (Beta**)
IDS Life Series Fund - Income
IDS Life Series Fund - Money Market
IDS Life Series Fund - Managed (Beta**)
IDS Life Series Fund - Government Securities
IDS Life Series Fund - International Equity
AIM V.I. Growth and Income Fund
Putnam VT New Opportunities Fund


*IDS Life Series Fund - Equity, Income, Money Market, Managed and Government Securities Portfolios commenced operations on January 20, 1986. IDS Life Series Fund International Equity Portfolio commenced operations on October 28, 1994. AIM V.I. Growth and Income Fund and Putnam VT New Opportunities Fund each commenced operations on May 2, 1994.

**Beta is a volatility measure based on calculations of the fund's monthly returns compared to the S&P 500 Index. A beta less than 1 indicates performance that is less volatile than the market; a beta more than 1 indicates performance that is more volatile than the market.

Rates of return of subaccounts


Average annual rates of return in the following table reflect all charges incurred by the portfolios and charges against the subaccounts (including the mortality and expense risk charge). The rates do not reflect the premium expense charge, surrender charge or monthly deduction. For all subaccounts, we show actual performance from the date the subaccounts began investing in the funds. For the subaccounts investing in AIM V.I. Growth and Income Fund and Putnam VT New Opportunities Fund, we also show performance from the commencement date of the funds as if the subaccounts had invested in the funds at that time.

                                                 Since commencement                   Since commencement
                                                 of the subaccounts                      of the Funds

                                                                 10 years or
                                                                 Since                           Since
Subaccount   Investment              1 year  3 years   5 years   commencement*    1 year 3 years commencement
------------ ----------------------- ------- --------- --------- ---------------- -----  ------  --------------
     Equity
     Income
     Money Market
     Managed
     Government Securities
     International Equity
     YGI
     YNO


*Equity, Income, Money Market, Managed and Government Securities subaccounts commenced operations on Aug. 31, 1987. International Equity subaccount commenced operations on Oct. 28, 1994. YGI and YNO subaccounts each commenced operations on Nov. 22, 1996.

The trust

Smith Barney Inc. Stripped ("Zero Coupon") U.S. Treasury Securities Fund, Series A, consists of a unit investment trust. Currently one is available for investment which matures in 2004.

Objectives and major investments

The objective of the trust is to provide safety of capital and income through investment in a portfolio consisting primarily of:

o bearer debt obligations issued by the United States that have been stripped of their unmatured interest coupons,

o       coupons stripped from debt obligations of the United States, and

o      receipts and certificates for such stripped debt obligations and coupons.

The trust will also contain a Treasury note or notes providing interest income to pay anticipated expenses of the trust.

U.S. Treasury securities that have been stripped of their unmatured interest coupons are essentially bonds or notes that pay no interest. For this reason they are purchased at a deep discount from their face value and, if held to maturity, return the full face value.

Before maturity, the value of trust units will be more volatile than would the value of units of a trust containing unstripped U.S. Treasury securities of comparable maturities. The value may affect death benefits and policy value, which will fluctuate accordingly.

Estimated rates of return


Because amounts invested in stripped U.S. Treasury securities will grow to their face values if held to maturity, we can estimate the compound rate of growth to maturity, based on certain assumptions about trust expenses. The net rate of return to maturity is calculated based on the estimated compound rate of growth in the units and these charges. Since the value of the trust's units will vary daily, reflecting the market value of the underlying securities, the compound rate of growth to maturity and net rate of return to maturity will also vary daily. Estimated net rates of return from March 31, 1998 to maturity for the trust, taking account of anticipated expenses are:

                  Trust maturity date        Net rate of return to maturity
                     Nov. 15, 2004                       _____%


Rates of return to owners will be less than rates of return for trust units themselves because the units are held in subaccounts of the variable account, which are subject to policy charges not reflected in the above estimates. (See "Loads, fees, and charges" for a full discussion of applicable charges.)

Trust maturity

On the maturity date of a particular trust, the policy value allocated to the subaccount that invests in the trust will automatically be reallocated to the Money Market subaccount, which invests in the Money Market Portfolio, unless you give us other directions in writing at least seven days before the maturity date. We will notify you in writing 30 days before the trust matures.

Roles of Smith Barney Inc. and IDS Life of New York

Smith Barney sponsors the trust and sells units to the subaccounts. Because the trust invests in a specified portfolio, there is no investment manager.

The price of the trust's units includes a transaction charge, paid directly by IDS Life of New York to Smith Barney out of IDS Life of New York's general account assets. This charge is limited by agreement between IDS Life of New York and Smith Barney and will not be greater than that ordinarily paid by a dealer for similar securities. We will seek reimbursement for the amounts paid through a daily asset charge, described under "Loads, fees and charges."

Trust units will be sold to the extent necessary for IDS Life of New York to provide benefits and make reallocation under the policies. Units will be sold to Smith Barney, which has undertaken to maintain a secondary market in units of the trust.

IDS Life of New York and Smith Barney reserve the right to discontinue the sale of new units of a trust and to create additional trusts in the future.

More detailed information may be found in the current prospectus for the Smith Barney Inc. Stripped ("Zero Coupon") U.S. Treasury Securities Fund, Series A.

The fixed account

You can allocate premiums to the fixed account or transfer policy value from the subaccounts to the fixed account (with certain restrictions, explained in "Transfers between the fixed account and subaccounts").

The fixed account is the general investment account of IDS Life of New York. It includes all assets owned by IDS Life of New York other than those in the variable account and other separate accounts. Subject to applicable law, IDS Life of New York has sole discretion to decide how assets of the fixed account will be invested.

Placing policy value in the fixed account does not entitle you to share in the fixed account's investment experience, nor does it expose you to the account's investment risk. Instead, IDS Life of New York guarantees that the policy value you place in the fixed account will accrue interest at an effective annual rate of at least 4.5%, independent of the actual investment experience of the account. IDS Life of New York bears the full investment risk for amounts allocated to the fixed account.

IDS Life of New York is not obligated to credit interest at any rate higher than 4.5%, although we may do so at our sole discretion. In recent years interest was credited as follows:

               1988                          8.0 to 9.25%
               1989                          8.25 to 9.5%
               1990                          8.25 to 9.2%
               1991                          7.55 to 8.55%
               1992                          6.5 to 8.05%
               1993                          5.7 to 7.4%
               1994                          5.7 to 7.6%
               1995                          5.75 to 7.6%
               1996                          5.5 to 7.2%
               1997                          5.5 to 6.95%


These rates are not indicative of future interest rates. The rate of return to you as owner will be less than the rate credited because policy charges (described under "Loads, fees and charges") reduce your net return.

Interest in excess of 4.5% will not be credited on any portion of policy value in the fixed account against which you have a policy loan outstanding.

Because of exemptive and exclusionary provisions, interests in the fixed account have not been registered under the Securities Act of 1933, and the fixed account has not been registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the fixed account nor any interests in it are subject to the provisions of these Acts, and the staff of the SEC has not reviewed the disclosures in this prospectus relating to the fixed account. Disclosures regarding the fixed account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

Purchasing your policy

Application

To apply for coverage, complete an application and send it with your premium payment to IDS Life of New York's home office. In your application, you:

o       select a specified amount of insurance;
o       select a death benefit option;
o       designate a beneficiary; and

o state how premiums are to be allocated among the fixed account and/or the subaccounts.

Insurability: Before issuing your policy, IDS Life of New York requires satisfactory evidence of the insurability of the person whose life you propose to insure (yourself or someone else). Our underwriting department will review your application and any medical information or other data required to determine whether the proposed individual is insurable under our underwriting rules. Your application may be declined if IDS Life of New York determines the individual is not insurable and any premium you have paid will be returned.

Age limit: IDS Life of New York generally will not issue a policy to persons over the insurance age of 75. It may, however, do so at its sole discretion.

Rate classification: The rate classification is based on the insured's health, occupation or other relevant underwriting standards. This classification will affect your monthly deduction and may affect the cost of certain optional insurance benefits. (See "Loads, fees and charges" and "Optional insurance benefits.")

Other conditions: In addition to proving insurability, you and the insured must also meet certain conditions, stated in the application form, before coverage will become effective and your policy will be delivered to you.

Death of the insured: If the insured dies before the policy is issued and:

o if all conditions stated in the application have not been met, IDS Life of New York's sole liability will be to return the premium paid plus any interest earned.

o if all conditions stated in the application have been met, IDS Life of New York's liability will be the lesser of the death benefit applied for or $150,000.

Incontestability: IDS Life of New York will have two years from the effective date of your policy to contest the truth of statements or representations in your application. After the policy has been in force during the insured's lifetime for two years from the policy date, IDS Life of New York cannot contest the policy.

Right to examine policy

You may return your policy for any reason and receive a full refund of all premiums paid. To do so, you must mail or deliver the policy to IDS Life of New York or your financial advisor with a written request for cancellation, by the latest of:

o       the 10th day after you receive it;

o the 10th day after IDS Life of New York mails or personally delivers a written notice of withdrawal right; or

o       the 45th day after you sign your application.

On the date your request is postmarked or received, the policy will immediately be considered void from the start.

Premiums

Payment of premiums:

In applying for your policy, you decide how much you intend to pay and how often you will make payments. During the first several policy years, IDS Life of New York requires that premiums sufficient to keep the death benefit guarantee in effect be paid to keep the policy in force.

You may schedule payments annually, semiannually or quarterly. (Payment at any other interval must be approved by IDS Life of New York.) This premium schedule is shown in your policy.

The scheduled premium serves only as an indication of your intent as to the frequency and amount of future premium payments. You may skip scheduled premium payments at any time if your cash surrender value is sufficient to pay the monthly deduction or if the death benefit guarantee will remain in effect.

You may also change the amount and frequency of scheduled premium payments by written request. IDS Life of New York reserves the right to limit the amount of such changes. Any change in the premium amount is subject to applicable tax laws and regulations. Although you have flexibility in paying premiums, the amount and frequency of your payments will affect the policy value, cash surrender value and length of time your policy will remain in force, as well as affect whether the death benefit guarantee remains in effect.

Premium limitations:

You may make unscheduled premium payments at any time and in any amount from $25 to $500,000. IDS Life of New York reserves the right to limit the number and amount of unscheduled premium payments.

Also, in order to receive favorable tax treatment under the Code, premiums paid during the life of the policy must not exceed certain limitations. To comply with the Code, IDS Life of New York can either refuse excess premiums as they are paid or refund excess premiums with interest no later than 60 days after the end of the policy year in which they were paid.

Allocation of premiums:

Until your application is approved by IDS Life of New York, we hold all premiums in the fixed account and we credit interest on the net premiums (gross premiums minus premium expense charge) at the current fixed account rate. As of the date your application is approved, we will allocate the net premiums plus accrued interest to the account(s) you have selected in your application. At that time, we will begin to assess the various loads, fees, charges and expenses.

Any amount allocated to a subaccount is converted into accumulation units of that subaccount, as explained under "Policy value." Similarly, when transferring value between subaccounts, accumulation units in one subaccount are converted into a cash value, which is then converted into accumulation units of the second subaccount.

Your ability to allocate policy value to the trust may be limited by the availability of trust units.

Loads, fees and charges

Policy charges compensate IDS Life of New York for:

o       providing the insurance benefits of the policy;
o       issuing the policy;
o       administering the policy;
o       assuming certain risks in connection with the policy; and
o       distributing the policy.

Some of these charges are deducted from your premium payments. Others are deducted periodically from your policy value in the fixed and/or subaccounts. You may also be assessed a charge if you surrender your policy or the policy lapses.

Premium expense charge

We deduct this charge from each premium payment. The amount remaining after the deduction, called the net premium, is credited to the account(s) you have selected. The premium expense charge has two parts:

Sales charge: 2.5% of each premium payment. Partially compensates IDS Life of New York for expenses in distributing the policy, including agents' commissions, advertising and printing of prospectuses and sales literature. (These expenses also may be partially compensated by the contingent deferred sales charge, discussed under "Surrender charge," below.)

Premium tax charge: 1% of each premium payment. Compensates IDS Life of New York for paying taxes imposed by the state of New York on premiums received by insurance companies.

Monthly deduction

On each monthly date we deduct from the value of your policy in the fixed and/or subaccounts an amount equal to the sum of:

1. the cost of insurance for the policy month;
2. the policy fee shown in your policy;
3. the death benefit guarantee charge shown in your policy; and
4. charges for any optional insurance benefits provided by rider for the policy month.

Each of the four components is explained below.

You specify, in your policy application, what percentage of the monthly deduction from 0% to 100% will be taken from the fixed account and from each of the subaccounts. You may change these percentages for future monthly deductions by written request.

Monthly deductions will be taken from the fixed account and the subaccounts on a pro rata basis if:

o you do not specify the accounts from which the monthly deduction is to be taken; or

o the value in the fixed account or any subaccount is insufficient to pay the portion of the monthly deduction you have specified.

If the cash surrender value of your policy is not enough to cover the monthly deduction on a monthly anniversary, the policy may lapse. However, the policy will not lapse if the death benefit guarantee is in effect. (See "Death benefit guarantee"; also "Grace period" and "Reinstatement" at the end of this section on policy costs.)

Components of the monthly deduction:

1. Cost of insurance: primarily, the cost of providing the death benefit under your policy, which depends on:

o       the amount of the death benefit;
o       the policy value; and
o       the statistical risk that the insured will die in a given period.

The cost of insurance for a policy month is calculated as:

                                    [a x (b - c)] + d
where:

(a) is the monthly cost of insurance rate, which reflects the insured's statistical mortality risk, based on his or her sex, attained insurance age (age at last policy anniversary) and rate classification. Generally, the cost of insurance rate will increase as the insured's attained insurance age increases.

Rates are set by IDS Life of New York, based on its expectations as to future mortality experience. We may change the rates from time to time; any change will apply to all individuals of the same rate classification. However, rates will not exceed the Guaranteed Maximum Monthly Cost of Insurance Rates shown in your policy, which are based on the 1980 Commissioners Standard Ordinary Smoker and Nonsmoker Mortality Tables, Age Nearest Birthday.


Policies purchased on or after May 1, 1991 with an initial specified amount of $350,000 or greater qualify for lower cost of insurance rates than policies purchased with a specified amount less than $350,000. In addition, all policies purchased on or after May 1, 1993 and before November 20, 1997 qualify for lower cost of insurance rates than policies purchased earlier. Cost of insurance rates that are modified to reflect IDS Life of New York and industry-wide changes in mortality experience apply to all policies purchased on or after November 20, 1997.


(b) is the death benefit on the monthly date divided by 1.0036748 (which reduces IDS Life of New York's net amount at risk, solely for computing the cost of insurance, by taking into account assumed monthly earnings at an annual rate of 4.5%);

(c) is the policy value on the monthly date. At this point, the policy value has been reduced by the policy fee, death benefit guarantee charge and any charges for optional riders;

(d) is any flat extra insurance charges assessed as a result of special underwriting considerations.

2. Policy fee: $5 per month. This charge reimburses IDS Life of New York for expenses of issuing the policy, such as processing the application (primarily underwriting) and setting up computer records; and of administering the policy, such as processing claims, maintaining records, making policy changes and communicating with owners.

3. Death benefit guarantee charge: 1 cent per $1,000 of the current specified amount and 1 cent per $1,000 of coverage under any other insured rider. This charge compensates IDS Life of New York for the risk assumed in providing the death benefit guarantee. The charge is included in the monthly deduction in the first five policy years or until the insured's attained insurance age 65, whichever is later. The charge will not be deducted if the death benefit guarantee is no longer in effect. For any policy month in which the monthly deduction is paid by a waiver of monthly deduction rider, the minimum monthly premium will be zero. (See "Death benefit guarantee," later in this section for an explanation of the minimum monthly premium and "Other insured rider," under "Optional insurance benefits.")

4. Optional insurance benefit charges: charges for any optional benefits added to the policy by rider. See "Optional insurance benefits".

Surrender charge

If you surrender your policy or the policy lapses during the first 10 policy years and in the 10 years following an increase in specified amount a surrender charge will be assessed. The surrender charge is the sum of two parts:

Contingent deferred issue and administrative expense charge:

Reimburses IDS Life of New York for costs of issuing the policy, such as processing the application (primarily underwriting) and setting up computer records. For the initial specified amount, this charge is $4 per thousand dollars of initial specified amount. It remains level during the first five policy years and then decreases monthly until it is zero at the end of 10 policy years. If the specified amount of the policy is increased, an additional charge will apply. The additional charge will be $4 per thousand dollars of increase in specified amount. It remains level during the first five years following the effective date of the increase and then decreases monthly until it is zero at the end of the 10th year following the increase.

Contingent deferred sales charge:

Partially compensates IDS Life of New York for expenses of distributing the policy, including financial advisors' commissions, advertising and printing the prospectus and sales literature. For the initial specified amount, this charge is the sum of 27.5% of premium payments up to a maximum amount shown in the policy plus 6.5% of all other premium payments. The maximum amount shown in the policy will be based on the insured's insurance age, sex, rate classification and initial specified amount. If the specified amount of the policy is increased, an additional charge will apply. The additional charge will be 6.5% of all premium payments attributable to the increase.

Premiums attributable to the increase are calculated as

                                       a x (b + c)

where:

(a) is the amount of the increase in the specified amount divided by the total specified amount after the increase;

(b) is the policy value on the date of the increase; and

(c) is all premium payments paid on or after the date of the increase.

Maximum surrender charge:

The total surrender charge is subject to an overall upper limit or "maximum surrender charge." The "maximum surrender charge" for the initial specified amount will be shown in the policy. It is based on the insured's insurance age, sex, rate classification and initial specified amount. The "maximum surrender charge" for the initial specified amount will remain level during the first five policy years and then decrease monthly until it is zero at the end of 10 policy years. If the specified amount is increased, an "additional maximum surrender charge" will apply. The "additional maximum surrender charge" will be shown in a revised policy. It will be based on the insured's attained insurance age, sex, rate classification and the amount of the increase. The "additional maximum surrender charge" will remain level during the first five years following the effective date of the increase and then decrease monthly until it is zero at the end of the 10th year following the increase.

If premium payments are equal to or somewhat higher than the premiums needed to keep the death benefit guarantee in effect, for several years the surrender charge will generally be the charge described in the "Contingent deferred issue and administrative expense charge" and "Contingent deferred sales charge" sections above. After that, the "Maximum surrender charge" will generally apply. If premium payments are paid at a significantly higher level, the "Maximum surrender charge" will generally apply in all years.

Partial surrender fee

If you surrender part of the value of your policy, you will be charged $25 (or 2% of the amount surrendered, if less). This fee is guaranteed not to increase for the duration of your policy.

Mortality and expense risk charge

This charge applies only to the subaccounts and not to the fixed account. It is equal, on an annual basis, to 0.9% of the daily net asset value of the subaccounts -- a level guaranteed for the life of the policy. The subaccounts pay this fee at the time that dividends are distributed from the funds in which they invest. Computed daily, the charge compensates IDS Life of New York for:

o Mortality risk -- the risk that the cost of insurance charge will be insufficient to meet actual claims.

o Expense risk -- the risk that the policy fee and the contingent deferred issue and administrative expense charge (described above) may be insufficient to cover the cost of administering the policy.

Any profit from the mortality and expense risk charge would be available to IDS Life of New York for any proper corporate purpose including, among others, payment of sales and distribution expenses, which we do not expect to be covered by the sales and surrender charges discussed earlier. Any further deficit will have to be made up from IDS Life of New York's general assets.

Transaction charge

IDS Life of New York makes a daily charge against the assets of the subaccount that invests in the trust. This charge is intended to reimburse us for the transaction fee we pay from our general account assets to Smith Barney Inc. on the sale of the trust units to the subaccounts.

The asset charge is equivalent to an effective annual rate of 0.25% of the value of the subaccounts investing in the trust. This amount may be increased in the future but will not exceed an effective annual rate of 0.5% of the value of these subaccounts. The charge will be based on our costs (taking into account the interest we lose on the amounts paid to Smith Barney).

Fund expenses

The investment managers receive fees for their services to the funds. The funds also pay taxes, brokerage commissions and nonadvisory expenses, such as custodian and trustee fees, registration fees for shares, postage, fidelity, and security bond costs, legal fees and other miscellaneous fees and charges. IDS Life has agreed to a voluntary limit of 0.1%, on an annual basis, of the average daily net assets of each of the IDS Life Series Fund Portfolios for these nonadvisory expenses, even though actual expenses on IDS Life Series Fund-Government Securities Portfolio ranged up to 0.18%, IDS Life Series Fund-Money Market Portfolios ranged up to 0.23% and IDS Life Series Fund-International Equity Portfolio ranged up to 0.37%. IDS Life reserves the right to discontinue limiting these nonadvisory expenses at 0.1%. However, its present intention is to continue to limit until the time that actual expenses are less than the limit. Other expenses for the year ended Dec. 31, 1996 were 0.09% for Putnam VT New Opportunities Fund. For AIM V.I. Growth and Income Fund other expenses (annualized) were 0.13% for the period ended Dec. 31, 1996.

The investment management fee is deducted from the IDS Life Series Fund - Equity, Income, Money Market, Managed, Government Securities, International Equity Portfolios and Putnam VT New Opportunities Fund and the AIM V.I. Growth and Income Fund daily.

The investment management fee equals, on an annual basis:

o IDS Life Series Fund-Money Market Portfolio - 0.5% of average daily net assets
o Putnam VT New Opportunites Fund - 0.63% of average daily net assets

o       AIM V.I. Growth and Income Fund - 0.65% of average daily net assets
o IDS Life Series Fund-Equity, Income, Managed and Government Securities Portfolios - 0.7% of average daily net assets

o IDS Life Series Fund-International Equity Portfolio - 0.95% of average daily net assets

IDS Life of New York has entered into certain agreements under which it is compensated by the advisors and/or distributors of the AIM V.I. Growth and Income Fund and the Putnam VT New Opportunities Fund for the administrative services it provides to these funds.

Other information on charges:

IDS Life of New York may reduce or eliminate various fees and charges when we incur lower sales costs and/or perform fewer administrative services than usual. The two most common cases are:

o         Policies  made  available  by an employer to a group of  employees.
o Policies purchased on or after May 1, 1991 with an initial specified amount of $350,000 or greater.

Death benefit guarantee

Your policy will remain in force even if the cash surrender value is insufficient to cover the monthly deduction if you have paid the minimum monthly premiums shown in the policy. Although the minimum premium is specified as a monthly amount, you may pay on any schedule you choose, as long as:

      the sum of premiums paid - partial surrenders - outstanding  indebtedness equals or exceeds

     minimum monthly premium x number of months since policy date (including the current month)

This guarantee applies only until the insured reaches attained insurance age 65 or the policy has been in force for five years, whichever is later. For factors affecting the minimum monthly premium, see "Changes in specified amount" under "Death benefit" and "Optional insurance benefits."

If, on a monthly date, you have not paid enough premiums to keep the death benefit guarantee in effect, we will mail a notice to your last known address, asking you to pay a premium sufficient to bring your total up to the required minimum. If you do not pay this amount within 61 days, your policy will lapse (terminate) if the cash surrender value is less than the amount needed to pay the monthly deduction. Although the policy can be reinstated as explained below, the death benefit guarantee cannot be reinstated.

Grace period

If on a monthly date the cash surrender value of your policy is less than the amount needed to pay the next monthly deduction, your policy will still remain in force for at least 61 days.

IDS Life of New York will mail a notice to your last known address, requesting payment of a premium that will raise the cash surrender value to an amount sufficient to cover the next three monthly deductions. If we receive this premium before the end of the 61-day grace period, we will use the payment to cover all monthly deductions and any other charges then due. Any balance will be added to the policy value and allocated in the same manner as other premium payments. If you do not pay the premium, the policy will lapse without value, unless the death benefit guarantee described above is in effect.

If a policy lapses with outstanding indebtedness, any excess of the outstanding indebtedness over the premium paid generally will be taxable to the owner. (See "Federal taxes.") If the insured dies during the grace period, any overdue monthly deductions will be deducted from the death benefit.

Reinstatement

Your policy may be reinstated within five years after it lapses, unless you surrendered it for cash. To reinstate, IDS Life of New York will require:

o     a written request;
o     evidence satisfactory to IDS Life of New York that the   insured remains
      insurable;
o payment of a premium that will keep the policy in force for at least three months;
o payment of the monthly deductions that were not collected during the grace period; and
o     payment or reinstatement of any indebtedness.

The effective date of a reinstated policy will be the monthly date on or next following the day IDS Life of New York accepts your application for reinstatement. The suicide period (see "Death benefits") will apply from the effective date of reinstatement.

Surrender charges will also be reinstated.

IDS Life of New York will have two years from the effective date of reinstatement to contest the truth of statements or representations in the reinstatement application.

Policy value

The value of your policy is the sum of values in the fixed account and each subaccount of the variable account.

Fixed account value

The value in the fixed account on the policy date (when the policy is issued) equals the portion of your initial net premium that you have allocated to the fixed account, plus interest accrued before the policy date, minus the portion of the monthly deduction for the first policy month that you have allocated to the fixed account. On any later date, the value in the fixed account equals:

o       the value on the previous monthly date; plus

o net premiums allocated to the fixed account since the last monthly date; plus

o any transfers to the fixed account from the subaccounts, including loan transfers, since the last monthly date; plus

o       accrued interest on all of the above; minus

o any transfers from the fixed account to the subaccounts, including loan repayment transfers, since the last monthly date; minus

o any partial surrenders or partial surrender fees allocated to the fixed account since the last monthly date; minus

o interest on any transfers or partial surrenders, from the date of the transfer or surrender to the date of calculation; minus

o any portion of the monthly deduction for the coming month that is allocated to the fixed account if the date of calculation is a monthly date.

Subaccount values

The value in each subaccount changes daily, depending on the investment performance of the fund or trust in which that subaccount invests and on other factors detailed below. There is no guaranteed minimum subaccount value. You as owner bear the entire investment risk.

Calculation of subaccount value: The value of each subaccount on each valuation date equals:

o the value of the subaccount on the preceding valuation date, multiplied by the net investment factor for the current valuation period (explained below); plus

o net premiums received and allocated to the subaccount during the current valuation period; plus

o any transfers to the subaccount (from the fixed account or other subaccounts, including loan repayment transfers) during the period; minus

o any transfers from the subaccount including loan transfers during the current valuation period; minus

o any partial surrenders and partial surrender fees allocated to the subaccount during the period; minus

o any portion of the monthly deduction allocated to the subaccount during the period.

The net investment factor measures the investment performance of a subaccount from one valuation period to the next. Because performance may fluctuate, the value of a subaccount may increase or decrease from day to day.

Accumulation units: The policy value allocated to each subaccount is converted into accumulation units. Each time you direct a premium payment or transfer policy value into one of the subaccounts, a certain number of accumulation units are credited to your policy for that subaccount. Conversely, each time you take a partial surrender or transfer value out of a subaccount, a certain number of accumulation units are subtracted.

Accumulation units are the true measure of investment value in each subaccount. For subaccounts investing in the funds, they're related to, but not the same as, the net asset value of the corresponding fund. The dollar value of each accumulation unit can rise or fall daily, depending on the investment performance of the underlying fund, on any change in the value of trust units and on certain charges. Here's how unit values are calculated:

Number of units: To calculate the number of units for a particular subaccount, we divide your investment (net premium or transfer amount) by the current accumulation unit value.

Accumulation unit value: The current value for each subaccount equals the last value times the current net investment factor.

Net investment factor: Determined at the end of each valuation period, this factor equals (a divided by b) - c, where:

(a) equals:

o         net asset value per share of the fund or value of a unit of the trust;
          plus

o per-share amount of any dividend or capital gain distribution made by the relevant fund to the subaccount; plus

o any credit or minus any charge for reserves to cover any tax liability resulting from the investment operations of the subaccount.

(b) equals:

o net asset value per share of the fund or value of a unit of the trust at the end of the preceding valuation period; plus

o any credit or minus any charge for reserves to cover any tax liability in the preceding valuation period.

(c) is a percentage factor representing the mortality and expense risk charge and, for the subaccount investing in the trust, the transaction charge, as described in "Loads, fees and charges," above.

Factors that affect subaccount accumulation units:

Accumulation units may change in two ways; in number and in value. Here are the factors that influence those changes:

The number of accumulation units you own may fluctuate due to:

o       additional purchase payments allocated to the subaccounts;
o       transfers into or out of the subaccount(s);
o       partial surrenders and partial surrender fees;
o       surrender charges; and/or
o       monthly deductions.

Accumulation unit values may fluctuate due to:

o       changes in underlying fund(s) net asset value or the value of the trust;
o       dividends distributed to the subaccount(s);
o       capital gains or losses of underlying funds;
o       fund operating expenses;
o       mortality and expense risk charges; and/or
o       the transaction charge for the subaccount investing in the trust.

Death benefits

When you purchase your policy, you decide on the minimum amount of protection you want for the beneficiary if the insured dies. This amount is called the specified amount. Your policy's death benefit can never be less than this amount unless you change it or unless your policy has an outstanding indebtedness.

You also choose one of two death benefit options, which determines how the policy's value will affect the amount paid to the beneficiary if the insured dies while the policy is in force:

Option 1 (level amount): Under this option, the policy's value is part of the specified amount. The Option 1 death benefit is the greater of:

o       the specified amount on the date of the insured's death; or
o the applicable percentage of the policy value on the date of death, if death occurs on a valuation date, or on the next valuation date following the date of death. (See table below.)

Thus, the death benefit remains level -- at the specified amount -- as long as the applicable percentage of policy value is less than or equal to that amount. Only when the applicable percentage of policy value exceeds the specified amount will the death benefit vary with the policy value. After attained insurance age 40, the applicable percentage decreases as the insured's age increases.

                               Applicable percentage table

Youngest           Applicable percentage of       Youngest Insured's attained       Applicable percentage of
Insured's          policy value                   insurance age                     policy value
attained
insurance age

  40 or younger    250%                             61                              128%
        41         243                              62                              126
        42         236                              63                              124
        43         229                              64                              122
        44         222                              65                              120
        45         215                              66                              119
        46         209                              67                              118
        47         203                              68                              117
        48         197                              69                              116
        49         191                              70                              115
        50         185                              71                              113
        51         178                              72                              111
        52         171                              73                              109
        53         164                              74                              107
        54         157                              75 - 95                         105
        55         150                              96                              104
        56         146                              97                              103
        57         142                              98                              102
        58         138                              99                              101
        59         134                              100                             100
        60         130

Option 2 (variable amount): Under this option, the policy value is added to the specified amount. The Option 2 death benefit is the greater of:

o       the policy value plus the specified amount; or

o the applicable percentage of policy value (from the preceding table) on the date of death, if death occurs on a valuation date, or on the next valuation date following the date of death.

Under Option 2 the death benefit will always vary as the policy value varies. The death benefit will equal the sum of the specified amount plus the policy value until the applicable percentage of the policy value exceeds that sum.

Examples:                             Option 1              Option 2
---------                             --------              --------

specified amount                   $1,000,000             $1,000,000
policy value                          $50,000                $50,000
death benefit                      $1,000,000             $1,050,000
policy value increases to             $80,000                $80,000
death benefit                      $1,000,000             $1,080,000
policy value decreases to             $30,000                $30,000
death benefit                      $1,000,000             $1,030,000

If you want to have premium payments and favorable investment performance reflected partly in the form of an increasing death benefit, you should consider Option 2. If you are satisfied with the specified amount of insurance protection and prefer to have premium payments and favorable investment performance reflected to the maximum extent in the policy value, you should consider Option
1. Under Option 1, the cost of insurance is lower because IDS Life of New York's net amount at risk is generally lower; for this reason the monthly deduction is less and a larger portion of your premiums and investment returns is retained in the policy value.

Change in death benefit option

You may make a written request to change the death benefit option once per policy year. A change in the death benefit option also will change the specified amount. You do not need to provide additional evidence of insurability.

If you change from Option 1 to Option 2: The specified amount will decrease by an amount equal to the policy value on the effective date of the change. You cannot change from Option 1 to Option 2 if the resulting specified amount would fall below the minimum specified amount (currently $50,000 for the first two policy years, $40,000 in years three through 10 and $25,000 thereafter).

The minimum specified amount for policies purchased on or after May 1, 1991 with an initial specified amount of $350,000 or more is $350,000 in the first policy year, $325,000 in years two to five, $300,000 in years six to 10 and $275,000 thereafter.

If you change from Option 2 to Option 1: The specified amount will increase by an amount equal to the policy value on the effective date of the change.

An increase or decrease in specified amount resulting from a change in the death benefit option will affect the monthly deduction because the cost of insurance and the death benefit guarantee charge both depend upon the specified amount. The charge for certain optional insurance benefits may also change. The surrender charge, however, will not be affected.

Changes in specified amount

Subject to certain limitations, you may make a written request to increase or decrease the specified amount once each policy year after the first. Changes in specified amount may have tax implications, discussed in the section "Modified endowment contracts" under "Federal taxes."

Increases: If you increase the specified amount, additional evidence of insurability that is satisfactory to IDS Life of New York may be required. The effective date of the increase will be the monthly anniversary on or next following our approval of the increase. The increase may not be less than $10,000, and no increase will be permitted after the insured's attained insurance age 75.

An increase in the specified amount will have the following effects on policy charges:

o Your monthly deduction will increase because the cost of insurance and the death benefit guarantee charge both depend upon the specified amount.

o       Charges for certain optional insurance benefits will increase.

o The minimum monthly premium will increase if the death benefit guarantee is in effect.

o       The surrender charge will increase.

At the time of the increase in specified amount, the cash surrender value of your policy must be sufficient to pay the monthly deduction on the next monthly anniversary. The increased surrender charge will reduce the cash surrender value. If the remaining cash surrender value is not sufficient to cover the monthly deduction, we will require you to pay additional premiums within the 61-day grace period. If you do not, the policy will lapse unless the death benefit guarantee is in effect. Because the minimum monthly premium will increase, additional premiums may also be required to keep the death benefit guarantee in effect.

Decreases: Any decrease in specified amount will take effect on the monthly anniversary on or next following our receipt of your written request. The specified amount remaining after the decrease may not be less than the minimum specified amount (currently $50,000 for the first two policy years, $40,000 in years three through 10, and $25,000 thereafter). If, following a decrease in specified amount, the policy would no longer qualify as life insurance under federal tax law, the decrease may be limited to the extent necessary to meet these requirements.

The minimum specified amount for policies purchased on or after May 1, 1991 with an initial specified amount of $350,000 or more is $350,000 in the first policy year, $325,000 in years two to five, $300,000 in years six to 10 and $275,000 thereafter.

A decrease in specified amount will affect your costs as follows:

o Your monthly deduction will decrease because the cost of insurance and the death benefit guarantee charge both depend upon the specified amount.

o       Charges for certain optional insurance benefits will decrease.

o The minimum monthly premium will decrease if the death benefit guarantee is in effect.

o       The surrender charge will not change.

No surrender charge is imposed when you request a decrease in the specified amount.

Decreases in the specified amount will be deducted from the current specified amount in this order:

1. First from the portion due to the most recent increase;
2. Next from portions due to the next most recent increases successively; and
3. Then from the initial specified amount when the policy was issued.

This procedure may affect the cost of insurance if different rate classifications have been applied to the current specified amount. The rate classification applicable to the most recent increase in the specified amount will be eliminated first, then the rate classification applicable to the next most recent increase, and so on.

Misstatement of age or sex

If the insured's age or sex has been misstated, the proceeds payable upon death will be:

o       the policy value on the date of death; plus

o the amount of insurance that would have been purchased by the cost of insurance deducted for the policy month during which death occurred, if that cost had been calculated using rates for the correct age and sex; minus

o       the amount of any outstanding indebtedness on the date of death.

Suicide

Suicide by the insured, whether sane or insane, within two years from the policy date is not covered by the policy. If suicide occurs, the only amount payable to the beneficiary will be the premiums paid minus the amount of any outstanding indebtedness.

Beneficiary

Initially, the beneficiary will be the person you designate in your application for the policy. You may change the beneficiary by giving written notice to IDS Life of New York, subject to requirements and restrictions stated in the policy. If you do not designate a beneficiary, or if the designated beneficiary dies before the insured, the beneficiary will be you or your estate.

Transfers between the fixed account and subaccounts

You may transfer policy values from one subaccount to another or between subaccounts and the fixed account. For most transfers, if we receive your request before the close of business, we will process it that day. Requests received after the close of business will be processed the next business day. There is no charge for transfers. Before transferring policy value, you should consider the risks involved in switching investments.

We may suspend or modify the transfer privilege at any time. Transfers involving the fixed account are subject to the restrictions below.

Fixed account transfer policies

o Transfers from the fixed account must be made during a 30-day period starting on a policy anniversary, except for automated transfers, which can be set up for monthly, quarterly or semiannual transfer periods.

o If we receive your request to transfer amounts from the fixed account within 30 days before the policy anniversary, the transfer will become effective on the anniversary.

o If we receive your request on or within 30 days after the policy anniversary, the transfer will be effective on the day we receive it.

o We will not accept requests for transfers from the fixed account at any other time.

o If you have made a transfer from the fixed account to one or more subaccounts, you may not make a transfer from any subaccount back to the fixed account until the next policy anniversary. We will waive this limitation once during the first two policy years if you exercise the policy's right to exchange provision. (See "Exchange right.")

Minimum transfer amounts

From a subaccount to another subaccount or the fixed account:

For mail and phone transfers, $250 or the entire subaccount balance, whichever is less.

For automated transfers, $50.

From the fixed account to a subaccount:

$250 or the entire fixed account balance minus any outstanding indebtedness, whichever is less.

For automated transfers, $50.

Maximum transfer amounts

From a subaccount to another subaccount or the fixed account: None.

From the fixed account to a subaccount: Entire fixed account balance minus any outstanding indebtedness.

Maximum number of transfers per year

Five for mail and phone transfers. Twelve for automated transfers.

Two ways to request a transfer, loan or surrender

Provide your name, policy number, Social Security Number or Taxpayer Identification Number when you request a transfer.

1  By letter

Regular mail:

IDS Life Insurance Company of New York
P.O. Box 5144
Albany, NY 12205

Express mail:

IDS Life Insurance Company of New York
20 Madison Ave. Extension
Albany, NY 12203

2 By phone

Call between 8 a.m. and 6 p.m. Eastern Time:
1-800-541-2251 (toll free) or
(518) 869-8613 (Albany area)

o We answer phone requests promptly, but you may experience delays when call volume is unusually high. If you are unable to get through, use mail procedure as an alternative.

o We will honor any telephone transfer or surrender request believed to be authentic and will use reasonable procedures to confirm that they are. These include asking identifying questions and tape recording calls. As long as these procedures are followed, neither IDS Life of New York nor its affiliates will be liable for any loss resulting from fraudulent requests.

o Telephone transfers are automatically available. You may request that telephone transfers not be authorized from your account by writing IDS Life of New York.

Automated transfers

In addition to written and phone requests, you can arrange to have policy value transferred from one account to another automatically. Your financial advisor can help you set up an automated transfer.

Automated transfer policies:

o       Minimum automated transfer: $50

o       Frequency: monthly, quarterly, semiannually or annually

o Only one automated transfer arrangement can be in effect at any time. Policy values may be transferred to one or more subaccounts and the fixed account but can be transferred from only one subaccount.

o You can start or stop this service by written request. You must allow seven days for us to change any instructions that are currently in place.

o Automated transfers from the fixed account may not exceed an amount that, if continued, would deplete the fixed account within 12 months.

o If you have made a transfer from the fixed account to one or more subaccounts, you may not make a transfer from any subaccount back to the fixed account until the next policy anniversary.

o If your request is submitted with an application for a policy, it will not take effect until the policy is issued.

o If the value of the account from which policy value is being transferred is less than the $50 minimum, the transfer arrangement will automatically be stopped.

o Automated transfers are subject to all other policy provisions and terms including provisions relating to the transfer of money between the fixed account and the subaccounts.

Automated dollar-cost averaging

You can use automated transfers to take advantage of dollar-cost averaging -- investing a fixed amount at regular intervals. For example, you might have a set amount transferred monthly from a relatively conservative subaccount to a more aggressive one, or to several others.


This systematic approach can help you benefit from fluctuations in accumulation unit value, caused by fluctuations in the market value(s) of the underlying fund. Since you invest the same amount each period, you automatically acquire more units when the market value falls, fewer units when it rises. The potential effect is to lower your average cost per unit. There is no charge for dollar-cost averaging.

How dollar-cost averaging works

                                     Accumulation         Number of units
Month            Amount invested     unit value           purchased
Jan                   $100               $20                  5.00
Feb                    100                16                  6.25
Mar                    100                 9                 11.11
Apr                    100                 5                 20.00
May                    100                 7                 14.29
June                   100                10                 10.00
July                   100                15                  6.67
Aug                    100                20                  5.00
Sept                   100                17                  5.88
Oct                    100                12                  8.33

(footnotes to table) By investing an equal number of dollars each month...

(arrow in table pointing to April) you automatically buy more units when the per unit market price is low.

(arrow in table pointing to August) and fewer units when the per unit market price is high.

You have paid an average price of $10.81 per unit over the 10 months, while the average market price actually was $13.10.

Dollar-cost averaging does not guarantee that any subaccount will gain in value, nor will it protect against a decline in value if market prices fall. Because this strategy involves continuous investing, your success with dollar-cost averaging will depend upon your willingness to continue to invest regularly through periods of low price levels. Dollar-cost averaging can be an effective way to help meet your long-term goals.

Policy loans

You may borrow against your policy by written or telephone request. (See chart under "Transfers between the fixed account and subaccounts" for address and phone numbers for your requests.) Loans by telephone are limited to $50,000. A loan request received before close of business will be processed the same day. A request received after close of business will be processed the following business day.

Interest rate: 6.1% payable in advance, which is equivalent to a 6.5% effective rate. For policies purchased on or after May 1, 1993, we expect to reduce the loan interest rate after a policy's 10th anniversary to 4.3% payable in advance, equivalent to a 4.5% effective rate.

Minimum loan: $200 or the remaining loan value, whichever is less.

Maximum loan: 85% of the policy value minus surrender charges.

We will compute the maximum loan value as of the end of the valuation period during which we receive your loan request. In doing so, we will deduct from the loan value interest for the period until the next policy anniversary.

Payment of loaned funds: Generally, we will pay loans within seven days after we receive your request (with certain exceptions - see "Deferral of payments," under "Payment of policy proceeds").

Allocation of loans to accounts: If you do not specify whether the loan is to come from the fixed account or the subaccounts, it will be made from the subaccounts and the fixed account in proportion to their values, minus indebtedness. When a loan is made from a subaccount, accumulation units are redeemed and the proceeds transferred into the fixed account. We will credit the loaned amount with 4.5% annual interest.

Repayments: Loan repayments will be allocated to subaccounts and/or the fixed account using the premium allocation percentages in effect unless you tell us otherwise.

Repayments must be in amounts of at least $25.

Overdue interest: If accrued interest is not paid when due, we will increase the amount of indebtedness in the fixed account to cover the amount due. Interest added to a policy loan will be charged the same interest rate as the loan itself. We will take such interest from the fixed account and/or subaccounts, using the monthly deduction allocation percentages. If the value in the fixed account or any subaccount is not enough to pay the interest so allocated, all of the interest will be taken from all of the accounts in proportion to their value, minus indebtedness.

Effects of policy loans: If you do not repay your loan, it will reduce the death benefit and policy value. Even if you do repay it, your loan can have a permanent effect on death benefits and policy values, because money borrowed against the subaccounts will not share in the investment results of the relevant fund(s) or trust.

Taxes: If your policy lapses or you surrender it with an outstanding indebtedness, and the amount of outstanding indebtedness plus the cash surrender value is more than the sum of premiums you paid, you will generally be liable for taxes on the excess. (See "Federal taxes.")

Policy surrenders

You may surrender your policy in full or in part by written or telephone request. (See chart under "Transfers between the fixed account and subaccounts.") A surrender request received before close of business will be processed the same day. A request received after close of business will be processed the following business day. We may require that you return your policy.

We will normally process your payment within seven days; however, we reserve the right to defer payment. (See "Deferral of payments," under "Payment of policy proceeds.")

Total surrenders: If you surrender your policy totally, you receive its cash surrender value -- the policy value minus outstanding indebtedness and applicable surrender charges. (See "Loads, fees and charges.") We will compute the value of each subaccount as of the end of the valuation period during which your request is received.

Partial surrenders: After the first policy year, you may surrender any amount from $200 up to 85% of the policy's cash surrender value. (Partial surrenders by telephone are limited to $50,000.) You will be charged a partial surrender fee, described under "Loads, fees and charges."

Allocation of partial surrenders: Unless you specify otherwise, IDS Life of New York will make partial surrenders from the fixed account and subaccounts in proportion to their values at the end of the valuation period during which your request is received. In determining these proportions, we first subtract the amount of any outstanding indebtedness from the fixed account value.

Effects of partial surrenders:

o The policy value will be reduced by the amount of the partial surrender and fee.

o The death benefit will be reduced by the amount of the partial surrender and fee, or, if the death benefit is based on the applicable percentage of policy value, by an amount equal to the applicable percentage times the amount of the partial surrender.

o A partial surrender may terminate the death benefit guarantee. The surrender amount is deducted from total premiums paid, which may reduce the total below the level required to keep the death benefit guarantee in effect.

o If Option 1 is in effect, the specified amount will be reduced by the amount of the partial surrender and fee. IDS Life of New York will deduct this decrease from the current specified amount in this order:

1. First from the specified amount provided by the most recent increase;
2. Next from the next most recent increases successively;
3. Then from the initial specified amount when the policy was issued.

Because they reduce the specified amount, partial surrenders may affect the cost of insurance. IDS Life of New York will not allow a partial surrender if it would reduce the specified amount below the required minimum. (See "Decreases" under "Death benefits".)

o If Option 2 is in effect, a partial surrender does not affect the specified amount.

Taxes

Upon surrender, you will generally be liable for taxes on any excess of the cash surrender value plus outstanding indebtedness over the premium paid. (See "Federal taxes.")

Exchange right

For two years after the policy is issued, you can exchange it for one that provides benefits that do not vary with the investment return of the subaccounts. Because the policy itself offers a fixed return option, all you need to do is transfer all of the policy value in the subaccounts to the fixed account. We will automatically credit all future premium payments to the fixed account unless you request a different allocation.

Such transfer will not count against the five-transfers-per-year limit. Also, any restrictions on transfers into the fixed account will be waived.

There will be no effect on the policy's death benefit, specified amount, net amount at risk, rate classification(s) or issue age. Only the method of funding the policy value will be affected.

Paid-up insurance option

You may request that the cash surrender value of the policy be used to purchase an amount of paid-up insurance. Your request may be made in writing during the 30 days before any policy anniversary. The paid-up insurance policy will take effect as of the policy anniversary and will mature on the original policy's maturity date. You will forfeit all rights to make future premium payments and all riders will terminate.

The amount and cash surrender value of the paid-up insurance will be based on the cost of insurance rates guaranteed in the policy and on the fixed account guaranteed interest rate. The paid-up policy's death benefit amount, minus its cash surrender value, cannot be greater than your current policy's death benefit, minus its policy value (both as of the date of the paid-up policy's purchase). The amount of paid-up insurance will remain level and will not be less than required by law.

Any cash surrender value that is not used to purchase the paid-up insurance amount will be paid to you. At any time before the insured's death, you may surrender the paid-up insurance for its cash surrender value.

Optional insurance benefits

You may choose to add the following benefits to your policy, in the form of riders (if certain requirements are met):

Waiver of monthly deduction (WMD) Under WMD, we will waive the monthly deduction if the insured becomes totally disabled for six months or longer prior to the attained insurance age 60 policy anniversary. The waiver will not start until the disability has continued for at least six months; however, once it starts, monthly deductions taken from policy values during the six-month waiting period will be credited back to the policy, using the premium allocation percentage then in effect. Monthly deductions will then be waived as long as the insured remains disabled. For any month in which the monthly deduction is covered by this rider, the minimum monthly premium needed to keep the death benefit guarantee in effect will be zero.

During disability the specified amount cannot be increased, the death benefit option cannot be changed to Option 1 and any benefits provided by riders cannot be increased.

Accidental death benefit (ADB) ADB provides an additional death benefit if the insured's death is caused by accidental injury prior to the insured's attained insurance age 70 policy anniversary.

Other insured rider (OIR) OIR provides a level, adjustable death benefit on the life of each other insured covered. The minimum face amount that can be issued to each other insured is $25,000. OIR does not develop policy value.

Coverage under OIR will terminate on the earliest of the following:

o The monthly anniversary date on or next following receipt of a written request to end coverage.

o The date the basic policy matures, is surrendered or terminates for any reason other than the insured's death.

o 31 days after the insured's death. No charge is made for coverage during this period.

o The date of conversion of the coverage to an individual life insurance policy on the life of the other insured. OIR is convertible to any level benefit, level premium whole life or flexible premium adjustable whole life insurance policy offered by us at the time of conversion.

o       The date the other insured attains insurance age 70.

If the other insured's age or sex has been misstated, the amount payable upon his or her death will be the amount of insurance that would have been purchased by the cost of the OIR for the policy month during which death occurred, had the cost been calculated using rates for the correct age and sex.

Children's insurance rider (CIR) Each unit of CIR provides $1,000 level term insurance on each eligible child. To be eligible, children must:

o be insurable children, stepchildren or legally adopted children of the insured;

o       be named in the application for this rider;

o be members of the primary insured's household (actually living with the insured) at the time of application; and

o       be at least 15 days old and have not passed their 19th birthday.

After the CIR is issued, it automatically insures children born to, legally adopted by, or who become stepchildren of the insured after the date of the CIR application, if they are at least 15 days old and have not passed their 19th birthday. The maximum number of units for one family is 10.

Insurance under CIR expires on the earlier of the child's 22nd birthday or the primary insured's attained insurance age 65 policy anniversary. If the primary insured parent dies, the insurance on each child will be changed to paid-up term insurance, which will provide the same coverage as provided under the CIR and will expire at the same time coverage under the CIR would have expired.

The coverage provided on each child may be converted, without evidence of insurability, to level premium whole life or flexible premium adjustable whole life insurance within 31 days before or after the earlier of the child's 22nd birthday or the primary insured's attained insurance age 65 policy anniversary. Up to five times the amount of insurance on each child may be converted.

Payment of policy proceeds

Proceeds will be paid when:

o       you surrender the policy;
o       the insured dies; or
o the policy maturity date is reached, which occurs when the insured reaches attained insurance age 100.

All proceeds will be paid by check. We will compute the amount of the death benefit and pay it in a single sum unless you select one of the payment options below. We will pay interest at a rate not less than 4% per year on single sum death proceeds, from the date of the insured's death to the settlement date (the date on which proceeds are paid in a lump sum or first placed under a payment option). You will be charged a fee if you request express mail delivery.

Payment options:

During the insured's lifetime, you may request in writing that we pay policy proceeds under one or more of the three payment options below. (The beneficiary may also select a payment option, unless you say that he or she can't.) You decide how much of the proceeds will be placed under each option (minimum:
$5,000). Any such amount will be transferred to IDS Life of New York's general account. Unless we agree otherwise, payments under all options must be made to a natural person.

You may also, by written request, change a prior choice of payment option, or elect a payment option other than the three below if we agree.

If you elect a payment option for pre-death proceeds, payments under this option may be subject to federal income tax as ordinary income. If you elect Option A, the full pre-death proceeds will be taxed as a full surrender or maturity as described in "Taxation of policy proceeds" and may also be subject to an additional 10% penalty tax if the policy is a modified endowment. The interest paid under Option A will be ordinary income subject to income tax in the year earned. The interest payments will not be subject to the 10% penalty tax.

If you elect Option B or Option C for payment of pre-death proceeds, any indebtedness at the time of election will be taxed as a partial surrender as described in "Taxation of policy proceeds" and may also be subject to an additional 10% penalty tax if the policy is a modified endowment. The remainder of the proceeds will be used to make payments under the option elected. A portion of each payment will be taxed as ordinary income and a portion of each payment will be considered a return of the investment in the policy and will not be taxed. An owner's investment in the policy is described in "Taxation of policy proceeds." All payments made after the investment in the policy is fully recovered will be subject to tax. Amounts paid under Option B or Option C that are subject to tax may also be subject to an additional 10% penalty tax. (See "Penalty tax.")

Death benefit proceeds applied to any payment option are not considered part of the beneficiary's income and thus are not subject to federal income tax. Payments of interest under Option A will be ordinary income subject to tax. Under Option B or Option C, a portion of each payment will be ordinary income, subject to tax and a portion of each payment will be considered a return of the beneficiary's investment in the policy. The beneficiary's investment in the policy is the death benefit proceeds applied to the payment option. All payments made after the investment in the policy is fully recovered will be subject to tax.

Option A -- Interest payments: We will pay interest on any proceeds placed under this option at a rate of 4% per year compounded annually, at regular intervals and for a period that is agreeable to both you and us. At the end of any payment interval, you may withdraw proceeds in amounts of at least $100. At any time, you may withdraw all of the proceeds that remain or you may place them under a different payment option approved by us.

Option B -- Payments for a specified period: We will make fixed monthly payments for any number of years you specify. Here are examples of monthly payments for each $1,000 placed under this option:

Payment period                     Monthly Payment per $1,000
(years)                                 placed under Option B

5                                                      $18.32
10                                                      10.06
15                                                       7.34
20                                                       6.00
25                                                       5.22
30                                                       4.72

Monthly amounts for other payment periods will be furnished at your request, free of charge.

Option C -- Lifetime income: We will make monthly payments for the life of the person (payee) who is to receive the income. Payment will be guaranteed for 10, 15 or 20 years.

The amount of each monthly payment per $1,000 placed under this option will be based on the table of settlement rates in effect at the time of the first payment. The amount depends on the sex and adjusted age of the payee on that date. Adjusted age means the age of the payee (on the payee's nearest birthday) minus an adjustment as follows:

Calendar year of      Adjustment             Calendar year of    Adjustment
payee's birth                                 payee's birth

Before 1920             0                      1945 - 1949            6
1920 - 1924             1                      1950 - 1959            7
1925 - 1929             2                      1960 - 1969            8
1930 - 1934             3                      1970 - 1979            9
1935 - 1939             4                      1980 - 1989            10
1940 - 1944             5                      After 1989             11

The amount of each monthly payment per $1,000 placed under this option will not be less than amounts shown in the next table. Monthly amounts for any adjusted age not shown will be furnished at your request, without charge.

Adjusted age of payee life income per $1,000 with payments guaranteed for:

Adjusted age payee    Life income per $1,000 with payments guaranteed for
--------------------------------------------------------------------------------------------
                           10 years                  15 years                20 years
                     Male            Female       Male      Female       Male      Female

-------------------------------------------------------------------------------------------
        50           $4.81           $4.47       $4.74      $4.45       $4.65      $4.40
        55            5.20            4.80        5.09       4.74        4.94       4.87
        60            5.70            5.22        5.51       5.12        5.25       4.98
        65            6.35            5.77        5.98       5.58        5.54       5.32
        70            7.14            6.50        6.47       6.12        5.77       5.63
        75            8.00            7.40        6.87       6.64        5.91       5.85

Deferral of payments:

We reserve the right to defer payments of cash surrender value, policy loans or variable death benefits in excess of the specified amount if:

o the payments derive from a premium payment made by a check that has not cleared the banking system (good payment has not been collected);

o the NYSE is closed (other than customary weekend and holiday closings);

o in accordance with SEC rules, trading on the NYSE is restricted or, because of an emergency, it is not practical to dispose of securities held in the subaccount or determine the value of the subaccount's net assets.

Any loans or surrenders from the fixed account may be delayed up to six months from the date we receive the request. If we postpone the payment of surrender proceeds more than 10 days, we will pay you interest on the amount surrendered at an annual rate of 4% for the period of postponement.

Federal taxes

The following is a general discussion of the policy's federal income tax implications. It is not intended as tax advice. Because the effect of taxes on the value and benefits of your policy depends on your individual situation as well as IDS Life of New York's tax status, YOU SHOULD CONSULT A TAX ADVISOR TO FIND OUT HOW THESE GENERAL CONSIDERATIONS APPLY TO YOU. The discussion is based on our understanding of federal income tax laws as currently interpreted by the Internal Revenue Service (IRS); both the laws and their interpretation may change.

The policy is intended to qualify as a life insurance policy for federal income tax purposes. To that end, the provisions of the policy are to be interpreted to ensure or maintain this tax qualification. IDS Life of New York reserves the right to change the policy in order to ensure that it will continue to qualify as life insurance for tax purposes. We will send you a copy of any changes.

IDS Life of New York's tax status

IDS Life of New York is taxed as a life insurance company under the Code. For federal income tax purposes, the subaccounts are considered a part of IDS Life of New York, although their operations are treated separately in accounting and financial statements. Investment income from the subaccounts is reinvested and becomes part of the subaccounts' value. This investment income, including realized capital gains, is not taxed to IDS Life of New York and therefore no charge is made against the subaccounts for our federal income taxes. IDS Life of New York reserves the right to make such a charge in the future if there is a change in the tax treatment of variable life insurance contracts or in IDS Life of New York's tax status as we currently understand it.

Taxation of policy proceeds

The death benefit is not considered part of the beneficiary's income and thus is not subject to federal income taxes. Part or all of any pre-death proceeds received through full surrender or maturity, lapse, partial surrender, policy loan or assignment of policy value, or payment options may be subject to federal income tax as ordinary income. (See the following table.) In some cases, the tax liability depends on whether the policy is a modified endowment (explained following the table). The taxable amount may also be subject to an additional 10% penalty tax if the policy is a modified endowment.

Source of proceeds             Taxable portion of pre-death proceeds

Full surrender:                Amount received plus any indebtedness,
                               minus your investment in the policy.*

Lapse:                         Any outstanding indebtedness minus
                               your investment in the policy.*

Partial surrenders             Lesser of:
(modified endowments):         the amount received or policy value
                               minus your investment in the policy.*

Policy loans and               Lesser of:
assignments                    the amount of the loan / assignment or
(modified endowments):         policy value minus your investment in
                               the policy.*

Partial surrenders             Generally, if the amount received is
(other policies):              greater than your investment in the
                               policy,* the amount in excess of your investment is taxable. However, during the first 15 policy years, a different amount may be taxable if the partial surrender results in or is necessitated by a reduction in benefits.

Policy loans and               None
assignments
(other policies)
Payment                        options: If proceeds of the policy will be paid
                               under one of the payment options, see the "Payment option" section for tax information.

* The owner's investment is equal to premiums paid, minus the nontaxable portion of any previous partial surrenders, plus the taxable portion of any previous policy loans.

Modified endowment contracts

In 1988, Congress created a new class of life insurance policies called "Modified Endowment Contracts," which are taxed differently from conventional life insurance contracts. Policies applied for, or materially changed, on or after June 21, 1988, are considered to be modified endowments if premiums paid in the first seven years of the policy, or the first seven years following a material change, exceed certain limits. (Also, any life insurance policy received in exchange for a modified endowment is itself a modified endowment.) We have established procedures for monitoring whether a contract may become a modified endowment contract.

Modified endowment limits are calculated when the policy is issued and are based on the benefits provided and on the risk classification of the insured. They are later recalculated if certain increases or reductions in benefits occur.

Increases in benefits: Limits are recalculated when an increase is considered a "material change," as are most increases requested by the owner, such as an increase in specified amount, addition of a rider benefit or an increase in an existing rider benefit. (Automatic increases under the terms of the policy, such as an increase in death benefit due to operation of the applicable percentage table described in the "Death benefits" section or to policy value growth under Option 2, are generally not considered material changes.) A policy becomes a modified endowment if premiums paid in the early years following a material change exceed the recalculated limits.

Reductions in benefits: When benefits are reduced within seven years after issue or after the most recent material change, the limits are recalculated as if the reduced level of benefits had always been in effect. In most cases, this recalculation will further restrict the amount of premium that can be paid without exceeding modified endowment limits. If premiums already paid exceed the recalculated limits, the policy becomes a modified endowment even if no further premiums are paid.

Distributions affected: Modified endowment rules apply to distributions in the year the policy becomes a modified endowment and in all subsequent years. In addition, the rules apply to distributions taken two years before the policy becomes a modified endowment, which are presumed to be taken in anticipation of that event.

Serial purchase of modified endowments: All modified endowments issued by the same insurer (or affiliated companies of the insurer) to the same owner during any calendar year are treated as one policy in determining the amount of any loan or distribution that is taxable.

Penalty tax: If a policy is a modified endowment, the taxable portion of pre-death proceeds from a full surrender, maturity, lapse, partial surrender, policy loan or assignment of policy value, or certain payment options may be subject to a 10% penalty tax unless:

o       the distribution occurs after the owner attains age 59-1/2;

o the distribution is attributable to the owner becoming disabled (within the meaning of Code Section 72(m)(7); or

o the distribution is part of a series of substantially equal periodic payments made at least once a year over the life (or life expectancy) of the owner or over the joint lives (or life expectancies) of the owner and the owner's beneficiary.

Other tax considerations

Interest paid on policy loans: If the loan is used for personal purposes, such interest is not tax-deductible. Other rules apply if the loan is used for trade or business or investment purposes, or if the policy is owned by a business or a corporation.

Policy changes: Changing ownership, exchanging or assigning the policy may have tax consequences, depending on the circumstances.

Other taxes: Federal estate tax, state and local estate tax, inheritance tax, gift tax and other tax consequences of ownership or receipt of policy proceeds will also depend on the circumstances.

Qualified retirement plans: The policy may be used in conjunction with certain qualified plans. Since the rules governing such use are complex, a purchaser should consult a competent pension consultant.

On July 6, 1983, the Supreme Court held in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employee's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. Since the policy's cost of insurance rates and purchase rates for certain settlement options distinguish between men and women, employers and employee organizations should consult with legal counsel before purchasing the policy for any employment-related insurance or benefit program.

IDS Life of New York

IDS Life of New York is a stock life insurance company organized under the laws of the State of New York in 1972. Our address is 20 Madison Ave. Extension, Albany, NY 12203.

IDS Life of New York is licensed in New York and North Dakota, and it conducts a conventional life insurance business in the state of New York. All annuity contracts and insurance policies issued by IDS Life of New York, including the policy described in this prospectus, are non-participating.

Ownership

IDS Life of New York, a New York corporation, is a wholly-owned subsidiary of IDS Life, a Minnesota corporation, which is a wholly-owned subsidiary of American Express Financial Corporation (AEFC). AEFC, a Delaware corporation, is a wholly-owned subsidiary of American Express Company.

State regulation

IDS Life of New York is subject to the laws of New York governing insurance companies and to regulation by the New York Department of Insurance. An annual statement in a prescribed form is filed with New York's Department of Insurance. IDS Life of New York's books and accounts are subject to review by the New York Department of Insurance at all times and a full examination of its operations is conducted periodically. Such regulation does not, however, involve any supervision of management or investment practices or policies.

Distribution of the policy

American Express Financial Advisors Inc., a registered broker/dealer and an affiliate of IDS Life of New York, is the sole distributor of the policy. IDS Life of New York pays its representatives a commission of up to 47.5% of the initial minimum monthly premium (annualized) when the policy is sold, plus 3% of all premiums in excess of 12 times the minimum monthly premium. Additional commissions are paid if an increase in coverage occurs. IDS Life of New York also pays approximately 27% of the total representative's commission to the field vice presidents and district sales managers of the selling representative.

Legal proceedings

There are no material legal proceedings to which the variable account is a party or to which the assets of the variable account are subject. IDS Life of New York is engaged in various kinds of routine litigation that, in IDS Life of New York's judgment, are not of material importance in relation to its total assets. None of such litigation relates to the variable account.

Experts

The financial statements of IDS Life of New York at Dec. 31, 1996 and 1995, and for each of the three years in the period ended Dec. 31, 1996, and the individual and combined financial statements of the segregated asset subaccounts of IDS Life of New York Account 8 for Flexible Premium Variable Life Insurance, as of Dec. 31, 1996, and for each of the three years in the period then ended, except for the following subaccounts: YIT subaccount which is for each of the two years in the period ended Dec. 31, 1996 and the period Oct. 28, 1994 (commencement of operations) to Dec. 31, 1994, YGI and YNO subaccounts which are for the period Nov. 22, 1996 (commencement of operations) to Dec. 31, 1996, respectively, and the Y95 subaccount which is for year ended Dec. 31, 1994 the period Jan. 1, 1995 to Nov. 15, 1995 (date of maturity of securities in the trust) appearing in this prospectus have been audited by Ernst & Young LLP, independent auditors, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.

Actuarial matters included in the prospectus have been examined by Eugene C. Chen, Chief Actuary, as stated in his opinion filed as an exhibit to the Registration Statement.

Management of IDS Life of New York

Directors

John C. Boeder
Vice president, Mature Market Group, AEFC, since March 1994; president and chief operating officer, IDS Life of New York, from 1991 to 1994; vice president and chief operating officer, IDS Life of New York, from 1989 to 1991.

Roger C. Corea
Group vice president, Upstate New York, AEFA, since January 1995; vice president, Northeast Region, AEFA, from May 1987 to December 1994.

Charles A. Cuccinello
Retired since 1982; former senior vice president, American Express Company.

Milton R. Fenster
President, Milton Fenster Associates.

Robert A. Hatton
Vice president and chief operating officer, IDS Life of New York since June 1994; special assignment/Project leader, AEFA, December 1992 to June 1994; manager/Analyst operations, AEFA, August 1989 to December 1992.

Richard W. Kling
President and chairman of the board, IDS Life of New York, since April 1994; director, IDS Life, since February 1984; President, IDS Life, since March 1994; executive vice president, Marketing and Products, IDS Life, from January 1988 to March 1994; senior vice president, Risk Management Products, AEFC, since May 1994; vice president, AEFC, from January 1988 to May 1994; director and president of IDS Life Series Fund, Inc.; chairman of the board of managers and president of IDS Life Variable Annuity Funds A and B.

Edward Landes
Retired, former Development Consultants; director, IDS Life Series Fund Inc. since September 1985; member of the board of Managers of IDS Life Variable Annuity Funds A and B since October 1988. Director of IDS Life Insurance Company of New York; vice President of Financial YMCA Development, YMCA, since 1985.

Michael P. Monaco
Executive vice president and chief financial officer, American Express, since September 1990; senior vice president and comptroller, American Express, from 1989 to 1990.

Thomas V. Nicolosi
Director since October 1996; group vice president, AEFA, from January 1995 to present; field vice president, AEFA, from January 1988 to December 1994.

Stephen P. Norman
Secretary, American Express, since 1982.

Louise M. Parent
Executive vice president and general counsel, American Express, since 1993; legal counsel, American Express, from 1992 to 1993; general counsel, First Data Corporation, from 1989 to 1992.

Carl N. Platou
Retired since 1990; member of the board of directors, St. Thomas University, since 1990; chief financial officer, Fairview Hospital, from 1953 to 1990.

Gordon H. Ritz
President, Con Rad Broadcasting Corporation (Minneapolis), since 1975.

Richard M. Starr
Director since October 1996; managing counsel, American Express Company, since March 1995; senior counsel, American Express Company, from May 1992 to March 1995; counsel, American Express Company, from June 1989 to May 1992.

Michael R. Woodward
Senior vice president, Field Management, AEFC, since June 1991; region vice president, Atlantic Region, AEFC, from 1988 to June 1991.

Principal officers other than directors

Mario Alaia
Claims officer and assistant secretary since 1988.

Darrell C. Beckstrom
Underwriting officer since 1994; underwriting technical manager, IDS Life, since 1990; senior underwriter, IDS Life, from 1987 to 1992.

Eugene C. Chen
Chief actuary since November 1996; manager of Life Planning and Analysis, AEFA, from May 1995 to November 1996; senior staff actuary - Product Development Risk Management, IDS Life, from August 1992 to May 1995.

Darlene S. Farron
Treasurer since June 1996; financial project manager - Finance Department from September 1994 to June 1996; team leader of Premium, Investment and External Reporting - Finance Department from March 1988 to September 1994.

Donna Gaglione
Secretary since 1995; manager of Administrative Services since 1992; treasurer from 1985 to 1992.

Margaret M. Grogan, M.D.
Medical director since 1986.

Lorraine R. Hart
Investment officer since March 1992; vice president, Insurance Investments, IDS Life, since October 1989.

F. Dale Simmons
Vice president and assistant treasurer since 1994; vice president and senior portfolio manager, Insurance Investments, AEFC, since 1990.

William A. Stoltzmann
Counsel and assistant secretary since March 1990.

Dennis W. West
Assistant underwriting officer; underwriting technical manager, IDS Life, since 1992; senior underwriter, IDS Life, from 1987 to 1992.

The officers, employees and sales force of IDS Life of New York are bonded, in the amount of $100 million, by virtue of a blanket fidelity bond issued to American Express Company by Saint Paul Fire and Marine, the leading underwriter.

A I M Advisors, Inc., Putnam Investment Management, Inc. and Smith Barney Inc.

A I M Advisors, Inc.

A I M Advisors, Inc. ("AIM") was organized in 1976 and is headquartered in Houston, Texas. AIM is a wholly owned subsidiary of A I M Management Group Inc., an indirect subsidiary of AMVESCO plc, (formerly INVESCO plc). As of March 18, 1997, total assets advised or managed by AIM and its subsidiaries were approximately $68 billion.

Putnam Management

Putnam Management been managing mutual funds since 1937. Today, the firm serves as the investment manager for the funds in the Putnam Family, with nearly $141 billion in assets under management in over 7 million shareholder accounts at December 31, 1996.

Smith Barney, Inc.

Smith Barney, sponsor of the trust, a Delaware corporation and a subsidiary of The Travelers Inc., is engaged in the underwriting, securities and commodities brokerage business, and is a member of the NYSE, other major securities exchanges and commodity exchanges and the National Association of Securities Dealers, Inc. The sponsor sponsors seven open-end investment companies and three closed-end investment companies as well as a variety of unit investment trusts. The sponsor has acted as principal underwriter and managing underwriter of other investment companies. The sponsor, in addition to participating as a member of various selling groups or as an agent of other investment companies, executes orders on behalf of investment companies for the purchase and sale of securities of such companies and sells securities to such companies in its capacity as a broker or dealer in securities.

Other information

A registration statement has been filed with the Securities and Exchange Commission (SEC) under the Securities Act of 1933, as amended. For further information concerning the policy, its separate account (the variable account) and IDS Life of New York, please refer to the registration statement, as amended, with exhibits.

Substitution of investments


If shares of any fund or trust units are unavailable for purchase by the appropriate subaccount or if, in the judgment of IDS Life of New York's management, further investment in such shares is no longer appropriate, shares of another registered, open-end management investment company or unit investment trust may be substituted or the investments of the subaccounts may be changed.


In the event of any such substitution or change, IDS Life of New York may, without the consent or approval of owners, amend the policy and take whatever action is necessary and appropriate. However, no such substitution or change will be made without any necessary approval of the SEC or state insurance departments. IDS Life of New York will notify owners within five days of any substitution or change.

Voting rights

All shares issued by the funds are the same class (kind) -- capital stock. They are fully paid and nonassessable and can be redeemed or transferred. They can be issued as full shares or fractions. All shares have equal voting rights; a fraction of a share has the same kind of rights and privileges as a full share.

Each of the funds issues its own series of common stock. The shares of each fund represent an interest only in that fund's assets (and profits or losses) and in the event of liquidation, each share of a fund would have the same rights to dividends and assets as every other share of that fund.

Each share of a fund has one vote. On some issues, such as election of directors, all shares of IDS Life Series Fund Portfolios vote together as one series. When electing directors, of IDS Life Series Fund, all shares of IDS Life Series Fund Portfolios have cumulative voting rights. Cumulative voting means that shareholders are entitled to a number of votes equal to the number of shares they hold multiplied by the number of directors to be elected, and they have the right to divide votes among candidates.

On an issue affecting only one fund -- for example, a fundamental investment restriction pertaining only to that fund -- its shares vote as a separate series. If shareholders of a particular fund vote approval of the Investment Management and Services Agreement, the agreement becomes effective with respect to that fund, whether or not it is approved by shareholders of the other funds.

IDS Life of New York is the owner of all fund shares and as such holds all voting rights. However, IDS Life of New York will vote the shares of each fund in accordance with instructions received from owners. If we do not receive timely instructions from you, we will vote your shares in the same proportion as the shares for which instructions are received. Fund shares that are not otherwise attributable to owners will also be voted by IDS Life of New York in the same proportion as those shares in that subaccount for which instructions are received.

We determine the number of fund shares in each subaccount for which you may give instructions by applying your percentage interest in the subaccount to the total number of votes attributable to the subaccount. The number will be determined as of a date chosen by IDS Life of New York, but not more than 60 days before the meeting of the fund.

Fractional votes are counted. You will receive notice of each shareholder meeting, together with any proxy solicitation materials and a statement of the number of votes for which you are entitled to give instructions.

If required by state insurance officials, IDS Life of New York may disregard voting instructions that would change the goals of one or more of the funds or would result in approval or disapproval of an investment advisory contract. In addition, IDS Life of New York itself may disregard voting instructions that would require changes in the investment policy or investment advisor of one or more of the funds, if IDS Life of New York reasonably disapproves such changes in accordance with applicable federal regulations. If IDS Life of New York does disregard voting instructions, it will, in its next report to owners, advise them of that action and the reasons for it.

Generally, ownership of units of a unit investment trust does not involve the exercise of voting rights. However, unit holders in the trust may vote for removal of the trustee or for amendment or termination of the trust indenture. In the event of such a vote, IDS Life of New York, as the owner of the units, would solicit voting instructions from owners under the same procedures used for votes affecting the fund.

Reports

At least once a year IDS Life of New York will mail to you, at your last known address of record, a report containing all information required by law or regulation, including a statement showing the current policy value.

Policy illustrations

The following tables illustrate how policy values, cash surrender values and death benefits may change with the investment experience of the subaccount. The tables show how these amounts might vary, for a 35-year-old male nonsmoker, under Death Benefit Option 1, if:

o       the annual rate of return of the fund is 0%, 6% or 12%.
o cost of insurance rates and policy fees are -- current rates and fees for policies purchased on or after November 20, 1997, and on or after May 1, 1993 and before November 20, 1997 -- current rates and fees for policies purchased before May 1, 1993 -- guaranteed rates and fees.


Any such illustration involves a number of detailed assumptions, (See chart, "Understanding the illustrations.") To the extent that your own circumstances differ from those assumed in the illustrations, your expected results would also differ.

Upon request, you will be furnished with comparable tables illustrating death benefits, policy values and cash surrender values based on the actual age of the person you propose to insure and on an initial specified amount and premium payment schedule. In addition, after you have purchased a policy, you may request illustrations based on policy values at the time of request.

Understanding the illustrations:

Rates of return: assumed to be uniform, gross, after-tax, annual rates of 0%, 6% or 12% for the funds. Results would differ depending on allocations among the subaccounts, if returns averaged 0%, 6% and 12% for the funds as a whole but differed across individual funds.

Insured: assumed to be a male insurance age 35, in a standard rate classification, qualifying for the nonsmoker rate. Results would be lower if the insured were in a substandard rate classification or did not qualify for the non-smoker rate.

Premiums: A $900 premium is assumed to be paid in full at the beginning of each policy year. Results would differ if premiums were paid on a different schedule.

Policy loans and partial withdrawals: It is assumed that none have been made. (Since indebtedness is assumed to be zero, the cash surrender value in all cases equals the policy value minus the surrender charge.)

Effect of expenses and charges: The net investment return of the subaccounts, shown in the tables, is lower than the gross, after-tax return of the fund because expenses paid by the fund and charges made against the subaccounts have been deducted. These include:

o the daily investment management fee paid by the funds, assumed to be equivalent to an annual rate of 0.7% of the fund's average daily net assets;

o the daily mortality and expense risk charge, equivalent to 0.9% of the daily net asset value of the subaccounts annually; and

o a nonadvisory expense charge of 0.1% of each fund's average daily net assets for direct expenses incurred by the fund.

The nonadvisory expense charge for IDS Life Series Fund is capped by IDS Life at 0.1%, even though actual expenses on the IDS Life Series Fund-Government Securities Portfolio ranged up to 0.18%, IDS Life Series Fund-Money Market Portfolio ranged up to 0.23% and IDS Life Series Fund-International Equity Portfolio ranged up to 0.37%. Although IDS Life reserves the right to discontinue capping these expenses, IDS Life's present intent is to continue the cap indefinitely until actual expenses are less than the cap. Should IDS Life discontinue the cap prior to that time, the policy values and death benefits in the tables generally would be less. Other expenses for the period ended Dec. 31, 1996 were 0.09% for Putnam VT New Opportunities Fund. For AIM V.I. Growth and Income Fund other expenses (annualized) were 0.13% for the period ended Dec. 31, 1996.

After deduction of the above expenses and charges, the illustrated gross annual investment rates of return of 0%, 6% and 12% correspond to approximate net annual rates of -1.69%, 4.21% and 10.11%, respectively.

Taxes: Results shown in the tables reflect the fact that IDS Life of New York does not currently charge the subaccount for federal income tax. If such a charge is taken in the future, the funds will have to earn more than they do now in order to produce the death benefits and policy values illustrated.



Illustration                                                                    Policies purchased on or after November 20, 1997
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
Initial specified                      Male - age 35                    Current costs
amount $100,000                          nonsmoker                      assumed
Death benefit Option 1                                                  annual premium $900

-----------------------------------------------------------------------------------------------------------------------------------

         Premium        Death benefit (1)(2)                     Policy value (1)(2)                  Cash surrender value (1)(2)
         accumulated    assuming hypothetical gross              assuming hypothetical gross          assuming hypothetical gross
End of   with annual    annual investment return of              annual investment return of          annual investment return of
policy   interest
year     at 5%          0%            6%             12%          0%          6%          12%         0%          6%        12%
-----------------------------------------------------------------------------------------------------------------------------------
   1     $   945        $100,000      $100,000     $100,000      $  621      $  665      $  709      $    0      $    7      $   61
   2       1,937         100,000       100,000      100,000       1,232       1,328       1,490         508         635         766
   3       2,979         100,000       100,000      100,000       1,823       2,071       2,340       1,040       1,288       1,547
   4       4,073         100,000       100,000      100,000       2,393       2,802       3,265       1,552       1,961       2,424
   5       5,222         100,000       100,000      100,000       2,943       3,554       4,273       2,043       2,655       3,374

   6       6,428         100,000       100,000      100,000       3,473       4,328       5,374       2,752       3,607       4,653
   7       7,694         100,000       100,000      100,000       3,984       5,125       6,576       3,444       4,584       6,036
   8       9,024         100,000       100,000      100,000       4,474       5,942       7,889       4,113       5,582       7,529
   9      10,420         100,000       100,000      100,000       4,942       6,782       9,324       4,762       6,602       9,144
   10     11,886         100,000       100,000      100,000       5,384       7,639      10,888       5,384       7,639      10,888

   11     13,425         100,000       100,000      100,000       5,800       8,516      12,595       5,800       8,516      12,595
   12     15,042         100,000       100,000      100,000       6,192       9,413      14,462       6,192       9,413      14,462
   13     16,739         100,000       100,000      100,000       6,555      10,328      16,503       6,555      10,328      16,503
   14     18,521         100,000       100,000      100,000       6,889      11,261      18,735       6,889      11,261      18,735
   15     20,392         100,000       100,000      100,000       7,194      12,213      21,179       7,194      12,213      21,179

   16     22,356         100,000       100,000      100,000       7,465      13,180      23,854       7,465      13,180      23,854
   17     24,419         100,000       100,000      100,000       7,699      14,160      26,784       7,699      14,160      26,789
   18     26,585         100,000       100,000      100,000       7,893      15,149      29,994       7,893      15,149      29,994
   19     28,859         100,000       100,000      100,000       8,041      16,145      33,512       8,041      16,145      33,512
   20     31,247         100,000       100,000      100,000       8,141      17,145      37,373       8,141      17,145      37,373

 age 60   45,102         100,000       100,000      100,000       7,714      22,042      63,312       7,714      22,042      63,312
 age 65   62,785         100,000       100,000      129,185       5,182      26,336     105,889       5,182      26,336      105,889

(1) Assumes no policy loans or partial withdrawals have been made.

(2) Assumes a $900 premium is paid at the beginning of each policy year. Values will be different if premiums are paid in different amounts or with a different frequency.

The above hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown. The death benefit, policy value and cash surrender value would be different from those shown if returns averaged 0%, 6% and 12% over a period of years, but fluctuated above and below those averages for individual policy years. No representation can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.


Illustration                                             Policies purchased on or after May 1, 1993 and before November 20, 1997
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Initial specified amount $100,000                            Male - age 35                             Current costs assumed
Death benefit Option 1                                         nonsmoker                               annual premium $900
----------------------------------------------------------------------------------------------------------------------------------
             Premium          Death benefit (1)(2)                Policy value (1)(2)                  Cash surrender value (1)(2)
             accumulated      assuming hypothetical gross         assuming hypothetical gross          assuming hypothetical gross
End of       with annual      annual investment return of         annual investment return of          annual investment return of
policy       interest
year         at 5%            0%          6%         12%          0%          6%          12%          0%          6%         12%
----------------------------------------------------------------------------------------------------------------------------------
     1       $      945   $  100,000  $  100,000  $  100,000  $      618  $      662   $      705  $        0  $       14  $    58
     2            1,937      100,000     100,000     100,000       1,226       1,352        1,483         503         628      760
     3            2,979      100,000     100,000     100,000       1,814       2,061        2,329       1,032       1,279    1,547
     4            4,073      100,000     100,000     100,000       2,381       2,790        3,250       1,540       1,949    2,409
     5            5,222      100,000     100,000     100,000       2,929       3,538        4,254       2,029       2,639    3,355

     6            6,428      100,000     100,000     100,000       3,456       4,308        5,350       2,735       3,587    4,629
     7            7,694      100,000     100,000     100,000       3,965       5,101        6,547       3,424       4,560    6,007
     8            9,024      100,000     100,000     100,000       4,452       5,914        7,854       4,091       5,554    7,494
     9           10,420      100,000     100,000     100,000       4,915       6,747        9,279       4,735       6,567    9,099
    10           11,886      100,000     100,000     100,000       5,352       7,598       10,833       5,352       7,598   10,833

    11           13,425      100,000     100,000     100,000       5,763       8,467       12,529       5,763       8,467   12,529
    12           15,042      100,000     100,000     100,000       6,149       9,356       14,384       6,149       9,356   14,384
    13           16,739      100,000     100,000     100,000       6,508      10,263       16,411       6,508      10,263   16,411
    14           18,521      100,000     100,000     100,000       6,837      11,188       18,628       6,837      11,188   18,628
    15           20,392      100,000     100,000     100,000       7,134      12,128       21,053       7,134      12,128   21,053

    16           22,356      100,000     100,000     100,000       7,397      13,082       23,707       7,397      13,082   23,707
    17           24,419      100,000     100,000     100,000       7,625      14,050       26,615       7,625      14,050   26,615
    18           26,585      100,000     100,000     100,000       7,811      15,027       29,800       7,811      15,027   29,800
    19           28,859      100,000     100,000     100,000       7,952      16,008       33,291       7,952      16,008   33,291
    20           31,247      100,000     100,000     100,000       8,042      16,992       37,120       8,042      16,992   37,120

  age 60         45,102      100,000     100,000     100,000       7,565      21,792       62,844       7,565      21,792   62,844
  age 65         62,785      100,000     100,000     128,223       4,981      25,956      105,101       4,981      25,956  105,101

(1) Assumes no policy loans or partial withdrawals have been made.

(2)   Assumes a $900 premium is paid at the beginning of each policy year. Values will be different if premiums are paid in different amounts or with a different frequency.

The above hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown. The death benefit, policy value and cash surrender value would be different from those shown if returns averaged 0%, 6% and 12% over a period of years, but fluctuated above and below those averages for individual policy years. No representation can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.


Illustration
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Initial specified amount $100,000                            Male - age 35                             Guaranteed costs assumed
Death benefit Option 1                                         nonsmoker                               annual premium $900
----------------------------------------------------------------------------------------------------------------------------------
             Premium          Death benefit (1)(2)                Policy value (1)(2)                  Cash surrender value (1)(2)
             accumulated      assuming hypothetical gross         assuming hypothetical gross          assuming hypothetical gross
End of       with annual      annual investment return of         annual investment return of          annual investment return of
policy       interest
year         at 5%            0%          6%         12%          0%          6%          12%          0%          6%         12%
---------------------------------------------------------------------------------------------------------------------------------
     1       $      945   $  100,000  $  100,000  $  100,000  $      618  $      662   $      705  $        0  $       14  $    58
     2            1,937      100,000     100,000     100,000       1,226       1,352        1,483         503         628      760
     3            2,979      100,000     100,000     100,000       1,814       2,061        2,329       1,032       1,279    1,547
     4            4,073      100,000     100,000     100,000       2,381       2,790        3,250       1,540       1,949    2,409
     5            5,222      100,000     100,000     100,000       2,929       3,538        4,254       2,029       2,639    3,355

     6            6,428      100,000     100,000     100,000       3,445       4,297        5,338       2,724       3,576    4,617
     7            7,694      100,000     100,000     100,000       3,942       5,077        6,522       3,402       4,536    5,982
     8            9,024      100,000     100,000     100,000       4,410       5,869        7,806       4,049       5,509    7,446
     9           10,420      100,000     100,000     100,000       4,859       6,686        9,212       4,679       6,506    9,032
    10           11,886      100,000     100,000     100,000       5,280       7,516       10,742       5,280       7,516   10,742

    11           13,425      100,000     100,000     100,000       5,673       8,362       12,409       5,673       8,362   12,409
    12           15,042      100,000     100,000     100,000       6,038       9,224       14,229       6,038       9,224   14,229
    13           16,739      100,000     100,000     100,000       6,365      10,093       16,208       6,365      10,093   16,208
    14           18,521      100,000     100,000     100,000       6,665      10,979       18,375       6,665      10,979   18,375
    15           20,392      100,000     100,000     100,000       6,929      11,875       20,741       6,929      11,875   20,741

    16           22,356      100,000     100,000     100,000       7,146      12,770       23,318       7,146      12,770   23,318
    17           24,419      100,000     100,000     100,000       7,327      13,675       26,141       7,327      13,675   26,141
    18           26,585      100,000     100,000     100,000       7,462      14,581       29,230       7,462      14,581   29,230
    19           28,859      100,000     100,000     100,000       7,541      15,480       32,608       7,541      15,480   32,608
    20           31,247      100,000     100,000     100,000       7,554      16,360       36,301       7,554      16,360   36,301

  age 60         45,102      100,000     100,000     100,000       6,486      20,369       61,016       6,486      20,369   61,056
  age 65         62,785      100,000     100,000     124,007       2,602      22,855      101,645       2,602      22,855   101,645

(1) Assumes no policy loans or partial withdrawals have been made.

(2)   Assumes a $900 premium is paid at the beginning of each policy year. Values will be different if premiums are paid in different amounts or with a different frequency.

The above hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown. The death benefit, policy value and cash surrender value would be different from those shown if returns averaged 0%, 6% and 12% over a period of years, but fluctuated above and below those averages for individual policy years. No representation can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.


Illustration                                                                                 Policies purchased before May 1, 1993
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Initial specified amount $100,000                            Male - age 35                             Current costs assumed
Death benefit Option 1                                         nonsmoker                               annual premium $900
----------------------------------------------------------------------------------------------------------------------------------
             Premium          Death benefit (1)(2)                Policy value (1)(2)                  Cash surrender value (1)(2)
             accumulated      assuming hypothetical gross         assuming hypothetical gross          assuming hypothetical gross
End of       with annual      annual investment return of         annual investment return of          annual investment return of
policy       interest
year         at 5%            0%          6%         12%          0%          6%          12%          0%          6%         12%
----------------------------------------------------------------------------------------------------------------------------------
     1       $      945   $  100,000  $  100,000  $  100,000  $      618  $      662   $      705  $        0  $       14  $    58
     2            1,937      100,000     100,000     100,000       1,226       1,352        1,483         499         625      756
     3            2,979      100,000     100,000     100,000       1,814       2,061        2,329       1,028       1,276    1,544
     4            4,073      100,000     100,000     100,000       2,381       2,790        3,250       1,537       1,945    2,406
     5            5,222      100,000     100,000     100,000       2,929       3,538        4,254       2,028       2,637    3,353

     6            6,428      100,000     100,000     100,000       3,445       4,297        5,338       2,724       3,576    4,617
     7            7,694      100,000     100,000     100,000       3,942       5,077        6,522       3,402       4,536    5,982
     8            9,024      100,000     100,000     100,000       4,410       5,869        7,806       4,049       5,509    7,446
     9           10,420      100,000     100,000     100,000       4,859       6,686        9,212       4,679       6,506    9,032
    10           11,886      100,000     100,000     100,000       5,280       7,516       10,742       5,280       7,516   10,742

    11           13,425      100,000     100,000     100,000       5,673       8,362       12,409       5,673       8,362   12,409
    12           15,042      100,000     100,000     100,000       6,038       9,224       14,229       6,038       9,224   14,229
    13           16,739      100,000     100,000     100,000       6,365      10,093       16,208       6,365      10,093   16,208
    14           18,521      100,000     100,000     100,000       6,665      10,979       18,375       6,665      10,979   18,375
    15           20,392      100,000     100,000     100,000       6,929      11,875       20,741       6,929      11,875   20,741

    16           22,356      100,000     100,000     100,000       7,157      12,780       23,328       7,157      12,780   23,328
    17           24,419      100,000     100,000     100,000       7,338      13,686       26,152       7,338      13,686   26,152
    18           26,585      100,000     100,000     100,000       7,473      14,593       29,242       7,473      14,593   29,242
    19           28,859      100,000     100,000     100,000       7,552      15,492       33,621       7,552      15,492   33,621
    20           31,247      100,000     100,000     100,000       7,564      16,373       36,316       7,564      16,373   36,316

  age 60         45,102      100,000     100,000     100,000       7,565      21,792       61,747       7,565      21,792   61,747
  age 65         62,785      100,000     100,000     113,472       3,434      23,746       93,010       3,434      23,746   93,010

(1) Assumes no policy loans or partial withdrawals have been made.

(2)   Assumes a $900 premium is paid at the beginning of each policy year. Values will be different if premiums are paid in different amounts or with a different frequency.

The above hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown. The death benefit, policy value and cash surrender value would be different from those shown if returns averaged 0%, 6% and 12% over a period of years, but fluctuated above and below those averages for individual policy years. No representation can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

(REG2)

                                     PART II

                          UNDERTAKINGS TO FILE REPORTS

         Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission hereto or hereafter duly adopted pursuant to authority conferred in that section.

                              RULE 484 UNDERTAKING

The By-Laws of IDS Life Insurance Company of New York provide that:

         To the extent permitted and in the manner prescribed by law, the Corporation shall indemnify any person made, or threatened to be made, a party to any action, suit or proceeding, civil or criminal, by reason of the fact that he, his testator or intestate, is or was Director or Officer of the Corporation or of any other corporation of any type or kind, domestic or foreign, which he served in any capacity at the request of the Corporation, against judgments, fines, amounts paid in settlement and reasonable expenses (which the Corporation may advance), including attorneys' fees, actually and necessarily incurred as a result of such action, suit or proceeding, or any appeal therein.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

            CONTENTS OF POST-EFFECTIVE AMENDMENT NO. 16 TO REGISTRATION
                              STATEMENT NO. 33-15290

This Post-Effective Amendment No. 16 to Registration Statement No. 33-15290 comprises the following papers and documents:

         The facing sheet.

         The prospectus consisting of 57 pages.

         The undertakings to file reports.

         The signatures.

         The following exhibits:

1. A. Copies of all exhibits required by paragraph A of instructions for Exhibits in Form N-8B-2 to the Registration Statement.

                       (1) Resolution of Board of Directors of IDS
                           Life of New York authorizing the Trust, adopted September 12, 1985, filed electronically as Exhibit 1.A.(1) to Registrant's Form N-8B-2 with Post-Effective Amendment No. 11, File No. 33-15290 is incorporated herein by reference.

                       (2)      Not applicable.

                       (3)     (a)      Not applicable.

(b)    i) Explanation of New York Sales Agreements,  filed  electronically as
          Exhibit 1.A.(3)(b)(i) to Registrant's Form N-8B-2 with Post-Effective Amendment No. 11, File No. 33-15290 is incorporated herein by reference.

ii) Form of Personal Financial Planner's Agreement with IDS Financial Services Inc., filed electronically as Exhibit 1.A.(3)(b)(ii) to Registrant's Form N-8B-2 with Post-Effective Amendment No. 11, File No. 33-15290 is incorporated herein by reference.

iii) Form of Personal Financial Planner's Agreement with IDS Life Insurance Company of New York, filed electronically as Exhibit 1.A.(3)(b)(iii) to Registrant's Form N-8B-2 with Post-Effective Amendment No. 11, File No. 33-15290 is incorporated herein by reference.

iv) Form of "Field Trainer's" Rider to Personal Financial Planner's Agreement, filed electronically as Exhibit 1.A.(3)(b)(iv) to Registrant's Form N-8B-2 with Post-Effective Amendment No. 11, File No. 33-15290 is incorporated herein by reference.

v) Form of District Manager's Rider to Personal Financial Planner's Agreement, filed electronically as Exhibit 1.A.(3)(b)(v) to Registrant's Form N-8B-2 with Post-Effective Amendment No. 11, File No. 33-15290 is incorporated herein by reference.

vi) Form of "New York District Manager-Insurance" Rider to Personal Financial Planner's Agreement, filed electronically as Exhibit 1.A.(3)(b)(vi) to Registrant's Form N-8B-2 with Post-Effective Amendment No. 11, File No. 33-15290 is incorporated herein by reference.

vii) Form of Division Manager's Agreement with IDS Financial Services Inc., filed electronically as Exhibit 1.A.(3)(b)(vii) to Registrant's Form N-8B-2 with Post-Effective Amendment No. 11, File No. 33-15290 is incorporated herein by reference.

viii) Form of "New York Division Manager-Insurance" Rider to Division Manager's Agreement with IDS Financial Services Inc., filed electronically as Exhibit 1.A.(3)(b)(viii) to Registrant's Form N-8B-2 with Post-Effective Amendment No. 11, File No. 33-15290 is incorporated herein by reference.

(c) Flexible Premium Variable Life Insurance Compensation: IDS Life of New York, filed electronically as Exhibit 1.A.(3)(c) to Registrant's Form N-8B-2 with Post-Effective Amendment No. 11, File No. 33-15290 is incorporated herein by reference.

                       (4)      Not applicable.

                       (5) Flexible Premium Variable Life Insurance
                           Policy, dated April 1, 1987, filed electronically as
                           Exhibit 1.A.(5) to Registrant's Form N-8B-2 with Post-Effective Amendment No. 11, File No. 33-15290 is incorporated herein by reference.

(6)  (a)  Certificate of Amendment of the Certificate of  Incorporation  of
          IDS Life  Insurance  Company  of New  York,  filed  electronically  as
          Exhibit 1.A.(6)(a) to Registrant's Form N-8B-2 with Post-Effective Amendment No. 11, File No. 33-15290 is incorporated herein by reference.

(b) Amended Bylaws of IDS Life Insurance Company of New York, dated May 1992, filed electronically as Exhibit 1.A.(6)(b) to Post-Effective Amendment No. 12, File No. 33-15290 is incorporated herein by reference.

                            (7)      Not applicable.

                            (8) (a) Investment Management and
                                    Services Agreement between IDS Life
                                    Insurance Company and IDS Life Series Fund,
                                    Inc., dated December 17, 1985, filed
                                    electronically as Exhibit 1.A.(8)(a) to
                                    Registrant's Form N-8B-2 with Post-Effective
                                    Amendment No. 11, File No. 33-15290 is
                                    incorporated herein by reference.

                                (b) Investment Advisory
                                    Agreement between IDS Life Insurance Company
                                    (IDS Life) and IDS/American Express Inc.
                                    (IDS), dated July 11, 1984, filed
                                    electronically as Exhibit 1.A.(8)(b) to
                                    Registrant's Form N-8B-2 with Post-Effective
                                    Amendment No. 11, File No. 33-15290 is
                                    incorporated herein by reference.

                                (c) Reference Trust
                                    Indenture among Shearson Lehman Brothers
                                    Inc., the Bank of New York and Standard &
                                    Poor's Corporation, dated August 4, 1986, filed electronically as Exhibit 1.A.(8)(c) to Registrant's Form N-8B-2 with Post-Effective Amendment No. 11, File No. 33-15290 is incorporated herein by reference.

                                (d) Standard Terms and
                                    Conditions of Trust, effective August 4,
                                    1986, filed electronically as Exhibit
                                    1.A.(8)(d) to Registrant's Form N-8B-2 with
                                    Post-Effective Amendment No. 11, File No.
                                    33-15290 is incorporated herein by
                                    reference.

                      (9)      None.

                      (10) Application form for the Flexible
                           Premium Variable Life Insurance Policy, filed electronically as Exhibit 1.A.(10) to Registrant's Form N-8B-2 with Post-Effective Amendment No. 11, File No. 33-15290 is incorporated herein by reference.

                      (11) Description of Transfer and Redemption
                           Procedures and Method of Conversion to Fixed Benefit Policies, filed electronically as Exhibit 1.A.(11) to Registrant's Form N-8B-2 with Post-Effective Amendment No. 11, File No. 33-15290 is incorporated herein by reference.

                      B.   (1)      Not applicable.

                           (2)      Not applicable.

               C. Not applicable.

2. Opinion and consent of counsel as to the legality of the securities being registered is filed electronically herewith.

3. Financial Statement Schedules to be filed by amendment.

4. Not applicable.

5. Financial Data Schedules to be filed by amendment.

6. Actuarial Opinion of Eugene C. Chen to be filed by amendment.

7.   (a) Written consent of Mary Ellyn Minenko, dated February
         27, 1998, is filed electronically herewith.

     (b) Written actuarial consent of Eugene C. Chen to be filed by amendment.

     (c) Written auditor consent of Ernst & Young LLP to be filed by amendment.

     (d) Directors' Power of Attorney to sign amendments to this Registration Statement dated March 26, 1997, filed as Exhibit 7(d) to Registrant's Form N-8B-2 with Post-Effective Amendment No. 15, File No. 33-15290 is incorporated herein by reference.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 IDS Life Insurance Company of New York, on behalf of the Registrant, certifies that it meets all of the requirements for effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(a)(1) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on behalf of the Registrant by the undersigned, thereunto duly authorized, in this City of Minneapolis, and State of Minnesota on the 27th day of February, 1998.

                                IDS Life of New York Account 8
                                           (Registrant)

                                By IDS Life Insurance Company of New York
                                              (Sponsor)

                                By/s/ Richard W. Kling*
                                      Richard W. Kling, President

Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed by the following persons in the capacities indicated on the 27th day of February, 1998:

Signature                                   Title

/s/      Richard W. Kling*          Director, Chairman of the
         Richard W. Kling           Board and President

/s/      John C. Boeder*            Director
         John C. Boeder

/s/      Roger C. Corea*            Director
         Roger C. Corea

/s/      Charles A. Cuccinello*     Director
         Charles A. Cuccinello

/s/      Robert A. Hatton*          Director, Vice President
         Robert A. Hatton           and Chief Operating Officer

/s/      Edward Landes*             Director
         Edward Landes

Signature                                   Title

/s/      Thomas V. Nicolosi*                Director
         Thomas V. Nicolosi

/s/      Stephen P. Norman*                 Director
         Steven P. Norman

/s/      Carl Platou*                       Director
         Carl Platou

/s/      Gordon H. Ritz*                    Director
         Gordon H. Ritz

/s/      Richard M. Starr*                  Director
         Richard M. Starr

/s/      Michael R. Woodward*               Director
         Michael R. Woodward


*Signed pursuant to Power of Attorney dated March 26, 1997 filed as Exhibit No. 7(d) to Registrant's Registration Statement No. 33-15290 is incorporated herein by reference.



By: ________________________________
         Mary Ellyn Minenko